BUILDING LOAN AGREEMENT


                            Dated as of June 17, 1998

                                     between

                       AH TEXAS OWNER LIMITED PARTNERSHIP,
                                  as Borrower,

                            BLC OF TEXAS - II, L.P.,
                                   as Manager,


                                       and


                        NOMURA ASSET CAPITAL CORPORATION,
                                    as Lender



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                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I

        DEFINITIONS............................................................2
        SECTION 1.1       Certain Defined Terms................................2

ARTICLE II

        THE LOAN..............................................................12
        SECTION 2.1       Maximum Principal Amount............................12
        SECTION 2.2       Payment of Budget Costs; Advances...................12

ARTICLE III

        ADVANCES FOR CONSTRUCTION.............................................14
        SECTION 3.1       Requests for Advance under the Loan.................14
        SECTION 3.2       Frequency of Advances...............................16
        SECTION 3.3       Partial Advances....................................16
        SECTION 3.4       Use of Advances.....................................16
        SECTION 3.5       Advances for Materials and Deposits.................16
        SECTION 3.6       Reallocation........................................17
        SECTION 3.7       Loan Balancing......................................18
        SECTION 3.8       Direct Advances.....................................19
        SECTION 3.9       Advances for Obligations............................20

ARTICLE IV

        CONDITIONS PRECEDENT TO MAKING THE INITIAL ADVANCE....................23
        SECTION 4.1       Representations and Warranties......................23
        SECTION 4.2       Receipt of Items and Documents by Lender............23
        SECTION 4.3       No Default..........................................28
        SECTION 4.4       No Change...........................................28
        SECTION 4.5       Borrower Equity.....................................28
        SECTION 4.6       Lender's Determination..............................28
        SECTION 4.7       Accounting..........................................29
        SECTION 4.8       Intentionally Omitted...............................29

ARTICLE V

        CONDITIONS PRECEDENT TO ADVANCES AFTER
        THE INITIAL ADVANCE...................................................29


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                                                                            Page

        SECTION 5.1       Article IV..........................................29
        SECTION 5.2       Representations and Warranties......................30
        SECTION 5.3       Receipt of Items and Documents by Lender............30
        SECTION 5.4       No Default..........................................31
        SECTION 5.5       Lender's Approval...................................31
        SECTION 5.6       Substantial Completion Advance......................31
        SECTION 5.7       Post-Substantial Completion Advances................32

ARTICLE  VI

        REPRESENTATIONS AND WARRANTIES........................................32
        SECTION 6.1       Plans...............................................32
        SECTION 6.2       No Liens............................................33
        SECTION 6.3       Compliance with Building Codes, Zoning Laws, Etc....33
        SECTION 6.4       Certain Agreements..................................33
        SECTION 6.5       Budget..............................................33
        SECTION 6.6       Adjacent Land.......................................33
        SECTION 6.7       Flood Zone..........................................33
        SECTION 6.8       No Prior Work.......................................34

ARTICLE VII

        COVENANTS.............................................................34
        SECTION 7.1       Construction........................................34
        SECTION 7.2       Construction Schedule...............................35
        SECTION 7.3       Budget Changes......................................35
        SECTION 7.4       Inspection of Premises and Books and Records........35
        SECTION 7.5       Required Notices....................................35
        SECTION 7.6       Change Orders.......................................36
        SECTION 7.7       Correction of Work..................................36
        SECTION 7.8       No Encroachments....................................36
        SECTION 7.9       Compliance with Documents...........................37
        SECTION 7.10      Changes in Agreements...............................37
        SECTION 7.11      Contracts...........................................37
        SECTION 7.12      Bonds...............................................37
        SECTION 7.13      Final Survey........................................37
        SECTION 7.14      Competition.........................................37
        SECTION 7.15      Protection Against Liens............................38

ARTICLE VIII

        EVENTS OF DEFAULT.....................................................38
        SECTION 8.1       Events of Default...................................38


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                                                                            Page

        SECTION 8.2       Acceleration of Loan................................40
        SECTION 8.3       Lender's Right to Stop Disbursing Funds.............40
        SECTION 8.4       Lender's Right to Complete; Sums Advanced...........41
        SECTION 8.5       Loan Accounts.......................................42
        SECTION 8.6       No Liability of Lender..............................42

ARTICLE IX

        GENERAL CONDITIONS....................................................42
        SECTION 9.1       No Waivers..........................................42
        SECTION 9.2       Lender's Review.....................................43
        SECTION 9.3       Submission of Evidence..............................43
        SECTION 9.4       Lender Sole Beneficiary.............................43
        SECTION 9.5       Contractors.........................................43
        SECTION 9.6       Entire Agreement....................................43
        SECTION 9.7       Amendments, Etc.....................................44
        SECTION 9.8       Notices.............................................44
        SECTION 9.9       Binding Effect......................................44
        SECTION 9.10      Severability of Provisions..........................44
        SECTION 9.11      Headings, Etc.......................................44
        SECTION 9.12      Governing Law.......................................44
        SECTION 9.13      No Joint Venture....................................44
        SECTION 9.14      Assignment by Lender................................45
        SECTION 9.15      Retention of Servicer...............................47
        SECTION 9.16      Consent of Lender...................................47
        SECTION 9.17      JURY TRIAL WAIVER...................................47
        SECTION 9.18      Incorporation by Reference..........................48
        SECTION 9.19      Counterparts........................................48
        SECTION 9.20      Product of Joint Drafting...........................48
        SECTION 9.21      Intentionally Omitted...............................48
        SECTION 9.22      Sign................................................48
        SECTION 9.23      Survival............................................48
        SECTION 9.24      Time of the Essence.................................48
        SECTION 9.25      Lender Reliance.....................................48
        SECTION 9.26      Limitation of Liability.............................49
        SECTION 9.27      Termination of Manager's Obligations................49
        SECTION 9.28      Waiver of "One Action" Rule; Cross
                              Collateralizations..............................49

EXHIBITS

Exhibit A             Land
Exhibit B             Budget
Exhibit C             Form of Request for Advance


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Exhibit D             Architect's Consent and Agreement
Exhibit E             General Contractor Consent and Agreement
Exhibit F             Manager's Consent and Agreement
Exhibit G             Engineer's Consent and Agreement
Exhibit H             Manager's Affidavit
Exhibit I             Pending Disbursements Clause
Exhibit J             Existing Trade Contracts
Exhibit K             Disbursement Account Agreement


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                             BUILDING LOAN AGREEMENT

               This BUILDING LOAN AGREEMENT (this "AGREEMENT") dated as of June 17, 1998, among NOMURA ASSET CAPITAL CORPORATION, a Delaware corporation, having its principal place of business at Two World Financial Center, Building B, New York, New York 10281-1198 (together with its successors and assigns, "LENDER"), AH TEXAS Owner Limited Partnership, an Ohio limited partnership having an office at Suite 160, 320 King of Prussia Road, Radnor, PA 19807 (together with its successors and assigns "BORROWER") and BLC OF TEXAS - II, L.P., a Delaware limited partnership having an office at 77 West Wacker Drive, Suite 4400, Chicago, Illinois 60601 (together with its successors and assigns, "MANAGER").

                                    RECITALS:

     A. Borrower is the owner of the land described on Exhibit A (the "LAND"), which is located in Austin, Texas.

               B. Manager pursuant to the Development Agreement between Borrower and Manager dated as of the date hereof (as amended, restated, replaced, supplemented or otherwise modified from time to time, the "DEVELOPMENT AGREEMENT") has been delegated all responsibility to administer the construction of the senior housing facilities on the Land including all of Borrower's obligations to Lender under this Agreement. All references to Manager under this Agreement shall generally refer to Manager's performance of its duties on behalf of Borrower pursuant to the Development Agreement and Lender may rely on Manager pursuant to the provisions of Section 9.25.

               C. Borrower, Lender and Manager are parties to that certain Loan Agreement dated as of the date hereof (as amended, restated, replaced, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT"), pursuant to which Lender agreed, subject to the terms of the Loan Agreement, to make a loan in an aggregate principal amount not greater than Twenty-Four Million Two Hundred Fifty Thousand and 00/100 Dollars ($24,250,000) to fund a portion of the costs of acquiring, developing and constructing certain senior housing facilities on the Land.

               D. Borrower, Manager and Lender are entering into this Agreement to provide for the terms and conditions upon which Borrower and/or Manager will construct such facilities and
Lender will advance such loan.

               E. Such loan may at Lender's election be cross collateralized and cross defaulted with one or more other loans made pursuant to a certain Master Financing Facility Agreement entered into between Lender and Brookdale Living Communities, Inc. (The "MASTER FINANCING
FACILITY AGREEMENT").

               NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

        SECTION 1.1 CERTAIN DEFINED TERMS. As used in this Agreement and unless otherwise expressly indicated, or unless the context clearly requires otherwise:

               (a) All of the agreements or instruments defined in this Agreement mean such agreements or instruments as the same may, from time to time, be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms and conditions thereof and of this Agreement and the other Loan Documents.

               (b) The following capitalized terms have the meanings specified therefor in the Loan Agreement: " ADDITIONAL LOAN STRUCTURING FEE", "AFFILIATE", "APPROVED OPERATING EXPENSES", "ASSIGNMENT OF AGREEMENTS", "ASSIGNMENT OF LEASE", "BORROWER OWNER", "BORROWER REPRESENTATIVE", "BUSINESS DAY", "CAPITAL RESERVE FUND", "CASH COLLATERAL SUB-ACCOUNT", "DEFAULT", "DEFAULT RATE", " DEVELOPMENT AGREEMENT", "DRAW FEE", "ENVIRONMENTAL GUARANTY", "EQUITY OPTION AGREEMENT", "EURODOLLAR BUSINESS DAY", "EXPECTED CONVERSION DATE", "GOVERNMENTAL AUTHORITY", "GUARANTOR", "HAZARDOUS SUBSTANCES", "IMPROVEMENTS", "INDEPENDENT", "INITIAL EQUITY INVESTMENT", "INITIAL NOTE", "LEGAL REQUIREMENTS", "LENDER'S
COUNSEL", "LENDER'S COUNSEL FEES", "LIEN", "LOAN DOCUMENTS", "MANAGEMENT AGREEMENT", "MANAGER", "MORTGAGE", "NOTE", "OBLIGATIONS", "OPERATING DEFICIT SUBACCOUNT", "OTHER LOAN AGREEMENT", "OTHER PROPERTIES SUBORDINATE MORTGAGE", "PAYMENT DATE", "PERMITTED ENCUMBRANCES", "PERSON", "POLICIES", "PROPERTY", "PROPERTY OPTION AGREEMENT", "RATING AGENCY", "REMIC", "SECURITIZATION", "SECURITIZATION POOLS", "SERVICER", "SERVICING FEE", "STATE", "SYNTHETIC LEASE", "TAX AND INSURANCE ESCROW SUBACCOUNT", "TAXES", "TITLE CONTINUATION", "TITLE INSURER" AND "UCC".

               (c) The following terms are defined in the Sections indicated below:

               "AGENT" - 9.14(b)
               "ASSIGNEE" - 9.14(a)
               "CONTINGENCY LINE ITEM" - 3.6(b) "COST SAVINGS" - 3.6(a) "DEFICIENCY ACCOUNT" - 3.7(b) "DEFICIENCY CASH COLLATERAL" - 3.7(a)(iii) "DEFICIENCY LETTER OF CREDIT" - 3.7(a)(iii) "EVENT OF DEFAULT" - 8.1 "LEAD LENDER" - 9.14(b)(i) "LOAN" - 2.1 "LINE ITEM COMPONENT" - 3.6(a)(i) "OTHER LOANS" - 9.29


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               "OTHER PROPERTIES" - 9.29 "SOFT COST SUPPORTING  DOCUMENTATION" -
               3.1(c) "TITLE INSURANCE POLICY" - 4.2 "UCC SEARCHES" - 4.2

               (d) The term "INCLUDING" means including, without limitation.

               (e) The following terms shall have the respective meanings set forth below (such meanings to be equally applicable to the singular and plural forms of the terms defined, as the context may require):

     "ADVANCE" means any portion of the Loan advanced by Lender pursuant to this Agreement.

               "ADVANCE TERMINATION DATE" means with respect to all Advances other than Advances with respect to Punchlist Items and Retainage and Operating Deficits Advances, the earlier of (i) fourteen (14) months after the Loan Closing Date (subject to an Unavoidable Delay) or (ii) the Substantial Completion Date.

               "APPLICABLE MONTH" means the calendar month following the month in which the Operating Deficits Funding Request is made.

     "ARCHITECT"  means  the  architect  that  is a  party  to  the  Architect's
Agreement.

               "ARCHITECT'S AGREEMENT" means that certain Agreement for Architectural Services dated April 20, 1998, between Borrower or Manager and Lucien LaGrange and Associates, Ltd., or any agreement for architectural services, including the preparation of the Plans, which Borrower or Manager may enter into with any successor Independent Architect in accordance with the requirements of Section 7.11.

               "ARCHITECT'S  CERTIFICATE"  means a  certificate  executed by the
Architect certifying to Lender that the Premises, the Plans and the Construction and/or renovation of the Improvements comply (or once constructed will comply) with all Legal Requirements and that all Construction Permits required for the Construction and/or renovation of the Improvements (given the stage of completion thereof) have been obtained as of the relevant date from all appropriate Governmental Authorities and have been validly and irrevocably obtained without qualification, appeal or existence of unexpired appeal periods which certificate shall be in form and substance satisfactory to Lender in its discretion.

               "ARCHITECT CONSENT AND AGREEMENT" means an Architect's Initial Certification, Consent and Agreement in the form of Exhibit D.

               "ARCHITECT'S UPDATE LETTER" means a letter from Architect stating that to the best of Architect's knowledge, no event has occurred or failed to occur which would cause the


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     representations  contained  in  Paragraphs  A.,  B.,  C., D., and E. of the
Architect's Consent and Agreement, or any subsequent Architect's Certificate to be materially incorrect as of the date thereof.

               "BOND" means, with respect to the General Contractor, a payment bond and a performance bond in the form of AIA Document A312, with dual obligee riders, or in such other form as may be reasonably acceptable to Lender.

     "BORROWER ENTITY AGREEMENT" means that certain Amended and Restated Agreement of Limited Partnership Agreement of Borrower.

               "BUDGET" means the budget for the acquisition of the Land and existing Improvements and construction of the Required Improvements, and operation of the Property prior to the Original Expected Conversion Date prepared by Manager and approved by Lender in Lender's reasonable discretion, setting forth Manager's estimates for budgeted construction categories of all items of costs and expenses (specifying any such item that constitutes a Soft
Cost) required for the construction of the Required Improvements in accordance with this Agreement. The Budget is attached as Exhibit B.

               "BUDGET AS ADJUSTED" means, at any given date, the Budget, as it shall have been adjusted through such date by changes and reallocations made in accordance with Sections 3.6 or
7.3.

               "BUDGET COSTS" means Hard Costs and/or Soft Costs set forth in the Budget as Adjusted.

               "CHANGE ORDER" means any change order, amendment or modification to the Construction Agreement and any revision, addendum, modification to or amendment of the Plans, including, minor departures from the Plans pursuant to field orders.

     "CLOSING" means the execution and delivery of this Agreement and other applicable Loan Documents by Borrower, Manager and Lender.

               "CLOSING DATE" means the date upon which this Agreement and other applicable Loan Documents are executed and delivered by Borrower, Manager and Lender.

               "COLLATERAL" means the Premises and all other property, real or personal, tangible or intangible, and all rights thereto, now or hereafter pledged, mortgaged, made subject to a Lien or hypothecated pursuant to the Loan Documents.

               "COMPLETION GUARANTY" means that certain Guaranty of Completion made by Guarantor in favor of Lender, dated as of the date hereof the same may thereafter from time to time be supplemented, amended, modified or extended.



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               "COMPLETED  WORK"  means work which has been  properly  performed and/or installed pursuant to the Construction Agreement, the payment for which has been approved by Manager,
Lender and Lender's Construction Consultant.

               "CONSTRUCTION AGREEMENT" means that certain guaranteed maximum price general construction contract dated as of December 15, 1997, between Borrower or Manager and the General Contractor providing for the construction of the Required Improvements, consistent with the Plans, or any agreement with an Independent general contractor which Borrower or Manager may enter into in accordance with the requirements of Section 7.11, together with any Change Orders executed prior to the date hereof which have either been approved by Lender or which do not require Lender's approval.

               "CONSTRUCTION   COMMENCEMENT   DATE"  means  the  date  on  which
construction of the Required Improvements commences, which date shall be no later than thirty (30) days after the Closing Date.

               "CONSTRUCTION DOCUMENTS" means, collectively, the Construction Agreement, the Development Agreement, the Architect's Agreement, the Engineer's Agreement, and all other agreements to which Borrower, Manager or any Affiliate of Borrower or Manager is a party in each case pertaining to the construction of the Required Improvements.

               "CONSTRUCTION PERMITS" means, collectively, all authorizations, consents and approvals given by, and licenses, permits and certificates issued by, Governmental Authorities (including building permits, demolition permits, excavation permits), and all other permits, licenses and certificates which are required for the construction, renovation, restoration or rehabilitation of the Required Improvements in accordance with all Legal Requirements and the Plans, and for the performance and observance of all agreements, provisions and conditions of Borrower or Manager contained herein or in the other Loan Documents pertaining to the construction of the Required Improvements.

               "CONSTRUCTION SCHEDULE" means a construction schedule prepared by the General Contractor showing a trade-by-trade breakdown of the estimated periods of time for construction of the Required Improvements beginning with the commencement of preliminary sitework footings and foundations and ending with completion of construction of the Required Improvements in accordance with the Plans.

               "COSTS" means all Budget Costs and any other expenses incurred or required for the construction of the Required Improvements in accordance with this Agreement (whether or not set forth in the Budget as Adjusted).

               "DEFICIENCY" means, at any given time, the amount by which the balance of the Loan yet to be advanced by Lender pursuant to this Agreement is less than the actual sum, as reasonably estimated by Lender or Lender's Construction Consultant, which will be required to complete the


                                              5

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construction  of the Required  Improvements  in accordance  with the Plans,  all
Legal Requirements and this Agreement, and to pay all unpaid Costs in connection therewith.

     "DEFICIENCY COLLATERAL" means Deficiency Cash Collateral and Deficiency Letter of Credit.

               "DEPOSITS" means, collectively, all sums then on deposit in any Loan Accounts, together with any interest accrued thereon.

               "ENGINEER" means any engineer engaged by Borrower or Manager with the prior written consent of Lender as such consent is required pursuant to
Section 7.11.

               "ENGINEERING REPORT" means the structural engineering reports with respect to the Premises, prepared by an Engineer and delivered to Lender in connection with the Loan and any amendments or supplements thereto delivered to Lender.

               "ENGINEER'S AGREEMENT" means any agreement which relates to the design of the Required Improvements and provides for engineering services in connection with the construction of the Required Improvements which Borrower or Manager may enter into with any Engineer in accordance with the requirements of Section 7.11.

               "ENGINEER'S CONSENT AND AGREEMENT" means that certain Engineer's Initial Certification Consent and Agreement in the form of Exhibit G.

               "ENVIRONMENTAL REPORT" means the Environmental Assessment Report dated April 1998, and prepared by Maxim Technologies, Inc., or such other Environmental Report with respect to the Premises, addressed to Lender, which Environmental Report shall be (i) prepared by and Independent firm approved by Lender in Lender's reasonable discretion, (ii) prepared based on a scope of work determined by Lender, (iii) in form and content acceptable to Lender, such Environmental Report to be conducted by an Independent environmental engineer.

               "EQUITY PAYMENTS" means payments by Borrower to pay Costs, made from the Initial Equity Investment or funds otherwise received by Borrower from sources other than Advances or other Obligations.

               "EXISTING  CONSTRUCTION  DOCUMENTS"  means,   collectively,   the
Construction Documents in effect on the Closing Date.

               "EXISTING TRADE CONTRACTS" means the Trade Contracts in effect on the Closing Date, as more particularly described on Exhibit J.

     "FUTURE CONSTRUCTION DOCUMENTS" means, collectively, the Construction Documents entered into after the date hereof.



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



               "GENERAL CONTRACTOR" means Constructors & Associates, Inc., or any successor engaged by Borrower or Manager with the prior written consent of Lender as such consent is required pursuant to Section 7.11.

               "GENERAL CONTRACTOR CONSENT AND AGREEMENT" means that certain General Contractor Consent and Agreement in the form of Exhibit E.

               "GUARANTIES" means the Completion Guaranty, the Payment Guaranty and any other guaranty entered into by Guarantor in favor of Lender in connection with the Loan.

               "HARD COSTS" means, collectively, all costs and expenses set forth in the Budget other than those which are denominated in the Budget as "Soft Costs" or "SC."

               INITIAL ADVANCE" means the first Advance made hereunder.

               "INTERESTED PARTY" means any subsequent grantor of the Premises, any other creditor of Borrower or Manager, any purchaser or tenant of the Premises or any other Person with any interest in or any connection with Borrower, Manager, the Premises or the Loan.

               "LENDER'S CONSTRUCTION CONSULTANT" means EMG or such other Person as may be designated and engaged by Lender as a replacement to consult with, advise and render reports to Lender concerning the status of the construction of the Required Improvements and to otherwise consult with respect to the construction of the Required Improvements.

               "LENDER'S CONSTRUCTION CONSULTANT REPORT" means a report by Lender's Construction Consultant, based on Lender's Construction Consultant's review and observation of the Premises, the construction of the Required Improvements and the documentation related to the Premises and the construction of the Required Improvements, stating whether:

              (i) the work performed in connection with the construction of the Required Improvements has been completed in a good and workmanlike manner, reasonably satisfactory to Lender's Construction Consultant, in accordance with the Plans and all Legal
        Requirements;

             (ii) the work which is the basis of the applicable Request for Advance has been completed in accordance with the Plans and all Legal Requirements to the reasonable satisfaction of Lender's Construction Consultant, and whether the cost of such work is within the applicable Line Item or Line Items;

            (iii) the undisbursed amount of the Loan allocable to the construction of such Required Improvements is sufficient to complete the construction of such Required Improvements in accordance with the Plans;

     (iv) there exists any Deficiency and, if so, the amount and nature thereof;

              (v) the cost to complete the component of the construction of the Required Improvements which is the subject of a Line Item is (a) less than the amount set forth in that Line Item thereby permitting such excess to be reallocated in accordance with Section 3.6(a), or (b) is greater than the amount set forth in the Line Item, in either case setting forth the amount of such excess or deficiency;

             (vi) the progress of construction of the Required Improvements is in accordance with the Construction Schedule and whether, in Lender's Construction Consultant's reasonable judgment, Substantial Completion will occur on or before the Outside Completion Date; and

            (vii) the value of the work completed and the percentage of completion of the Required Improvements.

               "LENDER'S   REPRESENTATIVES"   means  collectively  the  Lender's
Construction Consultant, the Servicer, or any of their respective designated representatives.

     "LINE ITEM" means a line item of cost or expense set forth in the Budget as Adjusted (in compliance with Section 3.6).

               "LOAN ACCOUNTS" means, collectively, the Deficiency Account, Manager's Disbursement Account and all other accounts now or hereafter pledged to Lender pursuant to this Agreement or any of the other Loan Documents
(including pursuant to any documents hereafter executed and delivered by Borrower or Manager in connection with the Loan).

               "MAJOR TRADE CONTRACT" means any Trade Contract that has a contract or purchase price, as the case may be, whether initially or thereafter by virtue of any Change Order or Change Orders, equal to or in excess of ten percent (10%) of approved Hard Costs; for purposes of this definition of Major Trade Contract, multiple Trade Contracts with a single contractor or supplier, as the case may be, shall be deemed to be one Trade Contract.

               "MAJOR TRADE CONTRACTOR" means any contractor or supplier, as the case may be, under a Major Trade Contract.

     "MANAGER'S AFFIDAVIT" means an affidavit in the form of Exhibit H.

               "MANAGER'S CONSENT AND AGREEMENT" means that certain Manager's Consent and Agreement in the form of Exhibit F.

               "MANAGER'S DISBURSEMENT ACCOUNT" means the account of Manager in LaSalle National Bank into which the proceeds of the Loan are to be disbursed as referred to in Section 2.2(a) or such other account as Borrower or Manager and Lender shall reasonably agree to be the account into which such proceeds are to be disbursed.

               "MATERIAL CHANGE ORDER" means any Change Order (i) which will (A) impair the value of the Collateral in any material respect, (B) materially change the gross square feet or the number of rentable rooms to be contained in the Improvements, or the basic layout of the Improvements, or the number of parking spaces to be located on the Premises after completion of the Required Improvements, or (C) involve the use of materials, furniture, fixtures or equipment which, when viewed as a whole, will not be at least equal in quality, in all material respects, to the materials, furniture, fixtures and equipment originally specified in or required by the Plans, or (ii) which changes the scope of the work as set forth in the Plans, or (iii) which results in an increase or decrease in any Line Item by more than $50,000, or (iv) which results, when considered together with all previous Change Orders not requiring Lender's approval under Section 7.6, in an increase or decrease in the aggregate Costs of more than $150,000, or (v) which occurs at any time a Deficiency exists or (vi) which results, when considered with all previous Change Orders, in an increase in the aggregate Costs in excess of $500,000. After the $150,000 threshold specified in clause (iv) is exceeded and Lender approves the Material Change Order(s) that exceeded this threshold, the amount specified in clauses above shall be reduced to an amount equal to $20,000 and the restriction contained in clause (iv) shall be deleted. Notwithstanding the foregoing, Change Orders entered into prior to the Loan Closing Date shall not be deemed Material Change Order(s) and shall not be counted in calculating any of the aforementioned thresholds if (x) such Change Orders are funded other than by Advances or (y) if such Change Orders are funded by Advances, the Budget has been revised to take into account such Change Order(s), to the extent necessary, and Lender has had an opportunity to review such Change Order(s) prior to the Loan Closing Date.

               "OPERATING DEFICITS FUNDING REQUESTS" means a request made after Substantial Completion by Borrower or Manager to Lender for the payment of Operating Deficits anticipated to be incurred in the following Applicable Month, increased or decreased by any Operating Deficits
Reconciliation Amounts.

               "OPERATING DEFICITS  RECONCILIATION  AMOUNTS" means the excess or shortfall between the estimate provided in an Operating Deficits Funding Request with respect to an Applicable Month and the actual Operating Deficits experienced in such Applicable Month.

               "OPERATING DEFICITS" means the excess of Approved Operating Expenses over Operating Income during any applicable period.

               "OPERATING DEFICITS ADVANCE TERMINATION DATE" means three (3) months after the date through which Operating Deficits are projected under the Budget to be funded by Lender
Advances.

               "OPERATING PERMIT" or "OPERATING PERMITS" means, collectively, all authorizations, consents and approvals given by and licenses, permits and certificates issued by Governmental Authorities, including certificates of occupancy, business licenses, state health department licenses, food service licenses, liquor licenses, licenses to conduct business, and all other permits, licenses and certificates which are required for the ownership, use, operation and occupancy of the Premises in accordance with all Legal Requirements, and for the performance and observance of all agreements, provisions and conditions of Borrower and Manager contained herein and in the other Loan Documents, and pertaining to the ownership, use, operation and occupancy of the
Premises.


               "OUTSIDE COMPLETION DATE" means the date which is on the last day of the fourteenth (14th) month after the Closing Date, which Lender shall extend if Lender determines in its reasonable discretion that construction was delayed due to Unavoidable Delay.

               "PAYMENT GUARANTY" means that certain Guaranty of Payment of Note, Rate Lock Obligations, Carrying Costs and Recourse Obligations dated as of the date hereof, made by Guarantor in favor of Lender, as the same may thereafter from time to time be supplemented, amended, modified or extended.

               "PLANS" means, collectively, the final plans, drawings and specifications for the construction of the Required Improvements prepared by the Architect (and other applicable design professionals, including any structural and mechanical engineers) as required under this
Agreement,
and in compliance (and certified by the applicable design professional to be in compliance) with all Legal Requirements and approved by each appropriate Governmental Authority including, (i) the architectural, structural, foundation and elevator plans and specifications prepared or to be prepared, and certified as correct and complete, by the Architect, (ii) the mechanical, electrical, plumbing and fire protection plans and specifications prepared or to be prepared, and certified as correct and complete, by the engineer retained or to be retained by the General Contractor or the Architect or any other Engineer and
(iii) other plans and specifications prepared or to be prepared by Borrower or Manager and Borrower's or Manager's other architects, engineers and contractors, in each case, as reasonably approved in writing by Lender and Lender's Construction Consultant, together with all Change Orders applicable thereto, provided that if such Change Order constitutes a Material Change Order, such Material Change Orders have been approved in writing by Lender in accordance with Section 7.6, which Plans shall include a description of the materials, equipment and fixtures necessary for the construction of the Required Improvements.

     "PREMISES" means the Land and all Improvements now or hereafter existing thereon.

               "PUNCHLIST ITEMS" means, collectively, minor or insubstantial details of construction, decoration, mechanical adjustment or installation, the non-performance of which does not prevent the use and occupancy of the Premises for its intended purposes.

               "REQUEST FOR ADVANCE" means a request by Borrower or Manager to Lender in the form of Exhibit C fully completed and certified by a duly authorized representative of Borrower or
Manager.

               "REQUIRED IMPROVEMENTS" means the Improvements, consisting of a senior housing and/or assisted living facility and related facilities and amenities, to be constructed on the Land in accordance with the Plans and all Legal Requirements.

               "RETAINAGE" means with respect to the Construction Agreement an amount equal to the greater of (i) an amount equal to ten percent (10%) of the total payments on account of Hard Costs incurred pursuant to the Construction Agreement with respect to the construction of the Required Improvements as of the date of the requested Advance until payments have been made in an amount equal to fifty percent (50%) of the payments required to be made (inclusive of any Retainage amount) with respect to the Construction Agreement, and thereafter no amount shall be retained, or (ii) the aggregate amount permitted to be withheld or, if greater, actually withheld, under the Construction Agreement as of such date, subject, however, to adjustment in the case of Punchlist Items as provided in Section 2.2(b).

               "SECURITY DOCUMENTS" means, collectively, this Agreement, the Mortgage, the Assignment of Leases, the Assignment of Agreements and all other Loan Documents which grant Lender a security interest or other Lien or encumbrance in any Collateral or any other property.

               "SOFT COSTS" means, collectively, all costs and expenses set forth in the Budget which are denominated in the Budget as "Soft Costs" or "SC."

               "SUBSTANTIAL COMPLETION" means (i) the substantial completion, free of Liens (other than Permitted Encumbrances), of the construction of the Required Improvements (other than the completion of Punchlist Items) in compliance with all Legal Requirements and the Plans (as certified by the Architect on standard AIA forms), such compliance and absence of Liens to be evidenced to the reasonable satisfaction of Lender upon the advice of the Lender's Construction Consultant; and (ii) the issuance of a final and unappealable permanent certificate of occupancy and all other Operating Permits which are in full force and effect for the Required Improvements; and (iii) all Costs and other costs and expenses incurred in connection with the Required Improvements have been paid in full or are available from the undisbursed Loan proceeds or Deficiency Collateral.

               "SUBSTANTIAL COMPLETION DATE" means the day which is five (5) Business Days after the date on which Borrower or Manager shall have delivered to Lender evidence reasonably satisfactory to Lender that Substantial Completion has occurred.

               "SURVEY" means a current as-built survey of the Premises prepared by an Independent surveyor licensed by the State and certified to Lender and the Title Insurer, in form and substance satisfactory to Lender, and prepared in accordance with the Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys meeting the Accuracy Standards of an Urban Survey, with accuracy and precision requirements modified to meet current angular and linear tolerance requirements of the State, showing the legal (and if applicable, the metes and bounds) description and street address of the Premises; all visible or recorded easements, building lines, curb cuts, and party walls; all parking, sewage, water, electricity, gas and other utility facilities, together with recording information concerning the documents creating any such easements and building lines; stating the net, after deduction of land dedicated or used or subject to easements for roads, highways, fire lanes, utilities, storm drains or any other public purpose, and gross area of the Land; and including the following Table A items: 1, 2, 3, 4, 6, 7(a), 7(b)(1), 8, 10, 11 and 13.

               "TITLE CONTINUATION" means an endorsement to the Title Policy indicating that, since the last preceding Advance, there has been no change in the state of title to the Premises and no Liens or survey exceptions other than Permitted Encumbrances approved by Lender, which endorsement shall affirmatively insure that no mechanic's or supplier's Liens have attached, all of which shall have the effect of continuing the Title Policy, and insuring the continued priority of the Lien of the Mortgage, to the date of such Advance and increasing the coverage of the Title Policy by an amount equal to the Advance then being made if the Title Policy does not by its terms provide for such an increase. If available, such Title Continuation shall contain affirmative insurance that neither public nor private conditions, covenants or restrictions, if any, affecting the Premises have been violated and that all Taxes are current.

               "TITLE INSURER" means Chicago Title Insurance Company, First American Title Insurance Company and any reinsurer reasonably required by Lender and/or any other national recognized title insurance company acceptable to Lender in Lender's discretion; provided, however, that the reinsurer of any Title Insurance Policy may include, in amounts reasonably acceptable to Lender, and Chicago Title Insurance Company, First American Title Insurance Company, and Commonwealth Land Title Insurance Company.

               "TRADE CONTRACT" means any contract or purchase order between either Borrower or Manager or an Affiliate of Borrower or Manager, or the General Contractor, and any other Person pursuant to which such Person agrees to provide labor, materials, equipment or services in connection with the construction of the Required Improvements excluding, however, from this
definition  of  Trade  Contract,  the  Architect's  Agreement,   the  Engineer's
Agreement, the Construction Agreement, the Development Agreement, Management Agreement and any other agreements pertaining solely to testing and engineering and other professional services.

     "TRADE CONTRACTOR" means any contractor or supplier, as the case may be, under a Trade Contract.

               "UNAVOIDABLE DELAY" means any delay or number of delays, not exceeding ninety (90) days in the aggregate, due to conditions beyond the control of Borrower or Manager, including, strikes, labor disputes not specific to the work at the Premises, acts of God, the elements, enemy action, civil commotion, fire, casualty, accidents, shortages of, or inability to obtain, labor, utilities or material; provided, however, that any lack of funds shall not be deemed to be a condition beyond the control of Borrower or Manager. Such delay shall not automatically result in a day for day extension of any time limits provided in this Agreement. Rather, after the occurrence of any such delay Borrower or Manager shall use its best efforts to make up such delay to the extent possible. Any such delay shall only be allowed for the lesser of ninety (90) days, or such shorter period that Lender reasonably determines would have resulted had such efforts been made.

                                   ARTICLE II

                                    THE LOAN

               SECTION 2.1 MAXIMUM PRINCIPAL AMOUNT. Subject to the conditions and upon the terms herein provided, Lender agrees to lend to Borrower and Borrower agrees to borrow from Lender, in installments, a maximum aggregate principal amount of Twenty-Four Million Two Hundred Fifty Thousand and 00/100 Dollars ($24,250,000) or such lesser amount as shall be available pursuant to the terms of this Agreement (the "LOAN"). The Loan is the "Initial Loan" referred to in the Loan Agreement. The Loan shall be repaid with interest, costs and charges as more particularly set forth in the Loan Agreement, the Note and the other Loan Documents.

               SECTION 2.2          PAYMENT OF BUDGET COSTS; ADVANCES.

               (a)    GENERALLY.

                     (i) Budget Costs shall be paid by Borrower (A) first, from the Initial Equity Investment until the Initial Equity Investment has been fully expended to pay Budget Costs; and (B) next, subject to the provisions of Sections 2.2(b) and 3.7, from Advances made by Lender.

                    (ii)  Subject  to the  other  terms and  conditions  of this
        Agreement, Advances shall be made (A) in accordance with Requests for Advance submitted by Borrower or Manager upon satisfaction of the conditions precedent set forth in Articles IV and V of this Agreement and (B) on the basis of (x) the Line Items specified in the Budget and
        (y) the documented cost of work in place and performed and services provided, or to the extent provided in Section 3.5, materials stored on the Premises or deposits made, in each case as such cost is determined by Lender in its reasonable discretion as provided in this Agreement; provided, that Lender shall at no time be obligated to disburse (1) any proceeds of the Loan for work performed, materials furnished or services provided under Construction Documents that are not fully executed and delivered or (2) an amount which, when added to all previous Advances, would exceed the product of the then percentage of completion (as determined by Lender's Consultant) of the Required Improvements multiplied by the maximum amount of the Loan. The calculation of any Advance shall account for Retainage as provided for in Section 2.2(b).

                   (iii) The proceeds of the Loan shall be advanced from time to time on Eurodollar Business Days by transfer of such funds by Lender to Manager's Disbursement Account or in such other manner as Lender and Borrower or Manager may agree. Specifically, at Borrower's or Manager's request, Lender shall make Advances directly to the Title Insurer pursuant to an escrow agreement between Lender, Title Company and Manager and/or Borrower, approved by Lender and providing for either (A) the return of the Advance to Lender (which Lender will deposit in the Cash Collateral Subaccount) if the Title Continuation cannot be issued or (B) the disbursement of the Advance to the

        Manager's Disbursement Account simultaneously with the delivery to Lender of the Title Continuation. Neither Borrower nor Manager shall deposit any other funds into Manager's Disbursement Account other than sums sufficient to pay the administrative costs of such account. Advances shall be made, in the case of the Initial Advance, upon satisfaction of the conditions precedent set forth in Article IV and in the case of any Advance made after the Initial Advance, upon satisfaction of the conditions set forth in Article V, except to the extent that Lender may elect to waive any of such conditions precedent.

                    (iv) Notwithstanding anything to the contrary contained in this Agreement or in the other Loan Documents, in no event shall Lender be obligated to make any Advance (other than Advances relating to Punchlist Items and Retainage) after (A) as applicable, the Advance Termination Date or the Operating Deficits Advance Termination Date or
        (B) the occurrence of a Default or Event of Default (unless waived by Lender in writing).

               (b) RETAINAGE. The amount of Loan proceeds on account of any Advance or portion thereof allocable to any Hard Costs shall be reduced by the Retainage applicable to such Hard Costs. The portion of the Retainage being held by Lender with respect to work or materials supplied by the General Contractor will not be disbursed prior to a determination by Lender that (i) the General Contractor has substantially completed all of the work and/or supplied all of the materials in compliance with the General Contractor's contract and in conformity with the Plans and this Agreement, (ii) the General Contractor will be paid in full upon the disbursement of the portion of the Retainage being held with respect to the General Contractor, (iii) the General Contractor or such Trade Contractor, as applicable, executes and delivers all Lien waivers which may be reasonably requested or required by Lender or by the Title Insurer to induce the Title Insurer to insure the Lien of the Mortgage against any mechanic's or materials supplier's Lien which may be filed by the General
Contractor or such Trade Contractor, as applicable, and (iv) if required by Lender, such disbursement of such portion of the Retainage shall be approved by any surety company which has issued a payment or performance bond with respect to the General Contractor. The Release of any such Retainage shall be further subject to the continued retention of Retainage for applicable Punchlist Items in an amount equal to 200% of Lender's reasonable estimate of the cost of completion of such Punchlist Items. Retainage with respect to any such Punchlist Items shall be disbursed by Lender from time to time, upon completion of such Punchlist Items to the reasonable satisfaction of Lender. Notwithstanding any other provision contained herein, in no event will Lender be required to disburse any funds on account of Retainage prior to the earlier to occur of (A) the time such sums are payable pursuant to the Construction Agreement, or (B) within thirty (30) days after the work to be performed under the Construction Agreement is completed to Lender's satisfaction.

               (c) ADVANCE UPON C/O. Upon the issuance of a permanent certificate of occupancy for the Required Improvements, Lender may (but shall have no obligation to) make an Advance in an amount equal to the then unadvanced amount of the Loan (subject to Retainage in respect of Punchlist Items as provided in subsection (b) above and Operating Deficits to be advanced pursuant to Section 3.11).

                                   ARTICLE III

                            ADVANCES FOR CONSTRUCTION

               SECTION 3.1          REQUESTS FOR ADVANCE UNDER THE LOAN.

               (a) GENERALLY. Each Request for Advance (together with the materials required to be submitted therewith pursuant to Sections 3.1(b), 3.1(c), 3.5 and 5.3) shall be submitted to Lender and Lender's Representatives not less than ten (10) Business Days prior to the date proposed for such Advance in the Request for Advance. Each Request for Advance shall specify (i) the Hard Costs and Soft Costs to be paid from the proceeds of the requested Advance and
(ii) the amount of any Retainage previously withheld and which has then become payable pursuant to Section 2.2(b). The Request for Advance shall also include a request for any disbursements from the Deficiency Account, with supporting documentation describing in reasonable detail the basis for any such disbursements. The Initial Advance shall be accompanied by the Architect's
Consent and Agreement and subsequent Advances shall be accompanied by the Architect's Update Letter. Provided, however, if there is a Default or Lender otherwise reasonably determines that there has been a change in the condition, progress or other status of the construction which requires an Architect's Certificate, Lender may request that such Architect's Certificate be provided as a condition to a subsequent Advance.

               (b) ADVANCE FOR HARD COSTS. Each Request for Advance which requests payment for Hard Costs shall be accompanied by the following:

                     (i) the General Contractor's requisitions for a disbursement which shall be on AIA Forms G702 and G703 or in another form approved by Lender, each of which shall be certified as true and complete by Borrower or Manager, the General Contractor and Architect and shall be verified by Lender's Construction Consultant;

                    (ii) evidence reasonably satisfactory to Lender that the full amount of the portion of the proceeds of the previous Advance made pursuant to this Section 3.1(b) has been paid by Borrower or Manager or the General Contractor to the Persons specified on the previous Request for Advance in accordance with this Agreement, which evidence shall include (A) detailed receipts for payment itemized by Line Item and (B) an absolute, unconditional waiver of Lien with respect to the previous Advance from the General Contractor and all Trade Contractors, all subcontractors and all other Persons who were paid from the proceeds of such Advance, dated on or about the date of the current Request for Advance, covering all work done and all sums received through the date of Borrower's or Manager's previous Request for Advance and noting that the only amounts due and owing (other than any Retainage) are the amounts to be paid to such Persons out of the Advance being requested pursuant to the current Request for Advance, each of which shall be certified as true and complete by Borrower or Manager and the General Contractor and shall be verified by Lender's Construction Consultant;

                   (iii) a list of all Trade Contracts executed since the date of the previous Request for Advance, together with a statement by Borrower or Manager and the General Contractor that copies of the current Trade Contracts have been submitted to Lender's Construction Consultant prior to the date of such Request for Advance;

                    (iv) a list of all executed Change Orders entered into or requested by Borrower or Manager, a statement by Borrower or Manager that copies of the same have been submitted to and approved by Lender's Construction Consultant, if required pursuant to Section 7.6, prior to the date of the current Request for Advance, and a list of all contemplated Material Change Orders; and

                     (v)  evidence   reasonably   satisfactory  to  Lender  that
        Borrower has funded and applied the Initial Equity Investment, all other prior Equity Payments and all prior
        Advances in accordance with this Agreement.

               (c) ADVANCES FOR SOFT COSTS. Any Request for Advance to pay any Soft Cost, other than an Operating Deficits Funding Request, shall be accompanied by such additional supporting evidence (the "SOFT COST SUPPORTING DOCUMENTATION") as Lender shall reasonably request to demonstrate that (i) such costs have been properly incurred, are due and payable and are within budgeted amounts, (ii) the full amount of the portion of the proceeds of the previous Advance made pursuant to this Section 3.1(c) has been paid out by Borrower, or Manager or the General Contractor to the Persons specified on the previous
Request for Advance in accordance with this Agreement and (iii) Borrower or Manager has funded and applied the Initial Equity Investment, all other prior Equity Payments and all prior Advances in accordance with this Agreement.

               SECTION 3.2 FREQUENCY OF ADVANCES. Advances shall be made no more frequently than one Advance per calendar month; provided, however, Lender may waive any and all conditions precedent to the making of an Advance and, after the occurrence, and during the continuance, of an Event of Default, may make an Advance in order to pay interest or other sums due to Lender pursuant to the Loan Documents or for the purpose of making payments of the nature referred to in Section 3.8 or otherwise pursuant to Lender's exercise of its remedies under the Loan Documents.

               SECTION 3.3 PARTIAL ADVANCES. If any or all conditions precedent to making an Advance have not been satisfied on the date requested for such Advance, Lender may, at its option, (a) waive so many of such conditions precedent as Lender may elect, and/or (b) disburse only that portion of the requested Advance for which all of the conditions precedent have been satisfied.

               SECTION 3.4 USE OF ADVANCES. Each Advance made to Borrower or Manager shall be received, held and used by Borrower or Manager to pay for Hard Costs and Soft Costs, as the case may be, which were specified on the related Request for Advance.

               SECTION 3.5          ADVANCES FOR MATERIALS AND DEPOSITS.

     (a) STORED MATERIALS. Advances for materials stored at the Premises shall be made, in the amount of the documented cost to Borrower or Manager of such materials, strictly in accordance with the following terms and conditions:

                     (i) Borrower or Manager shall deliver to Lender bills of sale or other evidence reasonably satisfactory to Lender of the cost of, and Borrower's title in and to, such materials;

                    (ii) Borrower or Manager shall deliver to Lender evidence reasonably satisfactory to Lender that (A) security measures have been taken to protect such materials from theft, casualty or deterioration,
        (B) such materials are finished products that are ready to be incorporated into the Premises and (C) such materials are then intact and undamaged;

                   (iii) Borrower or Manager shall provide proof satisfactory to Lender that such materials are insured against all risk of loss for their full replacement cost and that such insurance contains a standard mortgagee loss payable endorsement; and

                    (iv) The aggregate cost of materials stored on the Premises and not affixed thereto at any one time shall not exceed $750,000, exclusive of HVAC chillers.

If any such materials are stolen, lost or in any other manner misplaced, destroyed or rendered unusable prior to the making of an Advance with respect thereto, Lender shall not be obligated to make any Advance with respect thereto or on account of the cost of replacement thereof.

               (b) DEPOSITS. Advances may be made for deposits placed with suppliers or for materials in fabrication, or for materials stored off site, in Lender's discretion and if so, subject to such terms and conditions as Lender may reasonably determine.

               SECTION 3.6          REALLOCATION.

               (a) COST SAVINGS. Borrower or Manager, by notice to Lender, may reallocate to any Line Item all or any portion of any Cost Savings then not previously reallocated; provided, however, that in no event may Borrower or Manager allocate any Cost Savings with respect to a Line Item of Hard Costs to a Line Item of Soft Costs, unless Lender has approved such reallocation in writing, which approval shall not be unreasonably withheld or delayed, and such reallocation will not adversely affect the priority of the Lien of the Mortgage (and, in requesting any such approval, Borrower or Manager shall so certify to Lender). Upon any such reallocation of all or any portion of any such Cost Savings to any Line Item, the amount of such Cost Savings shall no longer be deemed "Cost Savings" hereunder, but shall be deemed to be part of the Line Item to which such amount was reallocated. As used in this Loan Agreement, "COST SAVINGS" shall mean and be determined as follows:

                     (i) If Lender determines, in Lender's reasonable discretion, that the component of the construction of the Required Improvements which is the subject of a Line Item (a "LINE ITEM COMPONENT") has been completed without the expenditure of the entire amount allocated in the Budget to such Line Item, and the General Contractor and all Trade Contractors, subcontractors and other Persons have been paid in full for work performed and materials provided with respect to such Line Item Component, the difference between the amount of such Line Item in the Budget and the amount so expended for such Line Item shall be deemed to be a "COST SAVING"; or

                    (ii) If prior to the completion of the Line Item Component (other than the Line Item for interest or the Contingency Line Item), Borrower or Manager shall demonstrate to Lender's reasonable satisfaction that, upon completion of such Line Item Component, a Cost Saving will be realized pursuant to clause (i) above with respect to such Line Item Component, the amount of such Cost Saving which is demonstrated to Lender's satisfaction shall be deemed to be a "COST SAVING".

               (b) CONTINGENCY. Borrower or Manager, after notice to and approval by Lender, which shall not be unreasonably withheld or delayed, may reallocate to any Line Item the amount of any portion of the Contingency Line Item which has not previously been reallocated to any other Line Item. In giving or withholding such approval, Lender may take into account the then current state of completion of the Required Improvements, any existing Cost overruns and any potential Cost overruns as may then be foreseen or anticipated by Lender. Lender shall not unreasonably withhold such approval for the reallocation of (i) up to the first fifty percent (50%) of the Contingency Line Item, or (ii) any amounts of the Contingency Line Item which will not cause the percentage of the Contingency Line Item utilized through such date to exceed the percentage of the Budget expended through such date, but may withhold such approval in its discretion for any other reallocation. To the extent that the Contingency Line
Item is not reallocated pursuant to this Section 3.6(b), it shall be used solely for Hard Costs of a type not included in any Line Item in the Budget and not contemplated by the original Plans. The "CONTINGENCY LINE ITEM" shall mean the Line Item in the Budget identified as "Contingency", which is intended to cover the eventuality of unforeseen Costs or cost overruns.

               (c) NEW LINE ITEMS. New Line Items may not be created without Lender's prior written consent, which shall not be unreasonably withheld; and, if created with Lender's consent, the Contingency Line Item may not be reallocated to any such new Line Item, except as provided in Section 3.6(b). To the extent not paid for by Cost Savings or by so reallocating the Contingency Line Item, new Line Items must be paid for from Equity Payments other than the Initial Equity Investment.

               SECTION 3.7          LOAN BALANCING.

               (a) DEFICIENCY. Lender will not be required to make Advances in excess of the amount of any Line Item in the Budget unless Cost Savings from other Line Items or portions of the Contingency Line Item have previously been reallocated in accordance with Section 3.6, or

Equity Payments have been contributed by Borrower or Manager with respect, to such Line Item, in amounts equal to or greater than such excess over the Budget. If Lender determines, in its reasonable discretion, that any Deficiency exists, then Lender will not be obligated to make any Advances after Lender provides Borrower and Manager notice of such determination, unless and until Borrower or Manager does any one or more of the following:

                      (i) establishes to Lender's reasonable satisfaction that, contrary to Lender's prior determination, there exists no Deficiency;

                      (ii) reallocates Cost Savings and/or the Contingency Line Item pursuant to Section 3.6 to eliminate the Deficiency;

                      (iii) deposits cash ("DEFICIENCY CASH COLLATERAL") with Lender or Lender's designee as provided in Section 3.7(b) or delivers to Lender, as beneficiary, one or more clean, irrevocable letters of credit, reasonably satisfactory to Lender in form and content and as to the bank or trust company which is the issuer (which issuer must have an S&P credit rating of "A" or better) (a "DEFICIENCY LETTER OF CREDIT"), in either case, or in the aggregate, in the amount of the Deficiency. Any Deficiency Letter of Credit shall have an expiration date not earlier than 30 days after the Expected Conversion Date, provided that the expiration date may be one year from its issuance if the letter of credit provides for a drawing by Lender of the full amount thereof at any time on or after the thirtieth (30th) day preceding its stated expiration date; or

                      (iv) makes one or more payments on account of Hard Costs and/or Soft Costs (other than from the proceeds of the Initial Equity Investment or the Loan), until the Deficiency has been eliminated;

               (b)      DEPOSITS REGARDING DEFICIENCY.

                     (i) If Borrower or Manager deposits Deficiency Cash Collateral with Lender, Lender shall deposit same in an interest bearing account in the name of Lender at an institution selected by Lender (the "DEFICIENCY ACCOUNT").

                    (ii)  Until  all  Obligations  have  been  repaid  in  full,
        Borrower and Manager shall have no right to any Deficiency Cash Collateral on deposit in the Deficiency Account except, so long as no Event of Default exists, (A) to fund a Deficiency pursuant to this
        Section  3.7  or  (B)  to  make  a  disbursement   pursuant  to  Section
        3.7(b)(iii). Until expended or applied as provided herein, any amounts in the Deficiency Account, together with any interest thereon, shall constitute additional security for the Obligations. At any time following the occurrence, and during the continuance, of an Event of Default, Lender may apply any funds on deposit in the Deficiency Account as set forth in Section 8.5. Any Deficiency Letter of Credit shall be held by Lender and may be drawn at any time within thirty (30) days prior to the expiration thereof or upon the occurrence and during the continuance of an Event of Default, whereupon the proceeds of the Deficiency Letter of Credit shall be treated as Deficiency Cash Collateral for all purposes.

                   (iii) If after the deposit of any Deficiency Cash Collateral, but prior to disbursement thereof, or after the delivery of a Deficiency Letter of Credit, but prior to the draw of all proceeds thereof, Borrower or Manager shall establish to Lender's reasonable satisfaction that, due to a change in circumstances, the amount of the Deficiency Cash Collateral or the Deficiency Letter of Credit exceeds the Deficiency, then, promptly following the request of Borrower or Manager and provided no Default or Event of Default shall then exist, such Deficiency Cash Collateral, up to the amount of such excess, shall be disbursed to Borrower or Manager or the amount of any Deficiency Letter of Credit, up to the amount of such excess, may be reduced.

                    (iv) Any disbursement from the Deficiency Account or any drawdown of any Deficiency Letter of Credit by Lender shall be deemed to constitute Equity Payments by Borrower.

               SECTION 3.8 DIRECT ADVANCES. Upon Borrower's or Manager's request, or upon the occurrence of a Default, Lender shall have the right (but no obligation) to make any or all Advances directly to the General Contractor, the Trade Contractors or any other Person to whom payment is due. Such direct Advances may be made by deposit in a bank account to be designated by Lender which may be controlled by the General Contractor, by a Trade Contractor or by such other Person, in each case individually or jointly with Lender, as Lender may elect. Such direct Advances also may be made by check payable to the Person to whom an Advance is to be made. The execution of this Agreement by Borrower and Manager shall, and hereby does, constitute an irrevocable direction and authorization to so disburse the Loan proceeds. No further direction or authorization from Borrower or Manager shall be necessary or required for such direct Advances and all such Advances shall satisfy pro tanto the obligations of Lender hereunder and shall be secured by the applicable Loan Documents as fully as if made directly to Borrower, regardless of the disposition thereof by the General Contractor, any Trade Contractor or any other Person.

               SECTION 3.9 ADVANCES FOR OBLIGATIONS. Proceeds of the Loan may be used to pay interest and any other sums due and payable with respect to the Loan or pursuant to any Loan Documents, subject to the terms and conditions of this Agreement, including, the availability in the Budget of Loan proceeds. Notwithstanding anything in this Agreement which may be to the contrary, Lender shall at all times have the right (but not the obligation), by its own action, to make Advances for the purpose of paying fees and any other sums then due and payable to Lender with respect to the Loan or pursuant to the Loan Documents. Lender shall provide Borrower and Manager with invoices indicating those Advances made to or on behalf of Lender, but Lender's failure to provide such invoices shall not prevent or impair Lender's ability to make such Advance.

               SECTION 3.10 INTEREST ADVANCES. During the period during when the Property is contemplated to experience Operating Deficits, Lender shall make Advances to pay interest on the Loan in the amounts and at such times as required pursuant to the terms of the Loan

Agreement. Lender shall provide Borrower and Manager with an invoice indicating the amounts advanced from the interest reserve on account of such interest payments, but Lender's failure to provide such invoices shall not prevent or otherwise impair Lender's ability to make such Advance.
Subject to the satisfaction of the conditions for Advances provided in this Agreement, Advances for interest will be advanced automatically by Lender to itself on each Payment Date in each month prior to the calendar month in which Substantial Completion occurs and Lender shall apply such Advances to the payment of interest then due under the Note. The failure by Lender to make any such Advance shall not affect the obligations of Borrower under the Note and the other Loan Documents other than the obligation to pay interest. Lender shall have no obligation to make any Advances with respect to interest after the occurrence of and during the uncured continuance of an Event of Default and Borrower shall be obligated to make out-of-pocket payments of interest to Lender at such time. Notwithstanding anything to the contrary contained in this Agreement, the total cumulative aggregate amount of all Advances to pay interest shall in no event exceed the amount provided in the Budget (unless there is a reallocation under Section 3.6(b)) and Borrower or Manager shall be required to contribute Equity Payments to fund any excess interest over such amount. To the extent such amount has not been exceeded, Lender may, in its discretion, make additional Advances on account of interest payments after Substantial Completion but prior to the Conversion Date.

               SECTION 3.11         OPERATING DEFICITS ADVANCES.

               (a) REQUISITION PROCEDURE. During the period when the Property is contemplated under the Budget to experience Operating Deficits, Borrower or Manager may submit to Lender, not more frequently than monthly, Operating Deficits Funding Requests for Advances to fund such Operating Deficits anticipated for the Applicable Month, accompanied by all other information and items required to satisfy all of the conditions precedent to such Advance and other terms and conditions of this Agreement relating to such Advance. Lender shall either approve or deny the Operating Deficits Funding Request within ten
(10) Business Days after receipt of a complete Operating Deficits Funding Request, together with all other accompanying information and items required therewith. Lender must approve any such Operating Deficits Funding Request unless Lender determines (A) an Event of Default has occurred and is continuing,
(B) the Operating Deficits Funding Request violates the Loan balancing provisions of Section 3.7, (C) the Operating Deficits Funding Request does not relate to Approved Operating Expenses, or (D) Lender is not issued a Title Continuation in the form required under Section 5.3(g). Subject to all of the other terms and conditions of this Agreement, an Advance with respect to such Operating Deficits shall be made on the later to occur of the first day of the Applicable Month or the date of Lender's approval, which will not be unreasonably  withheld  or  delayed.  All  Advances  with  respect to  Operating
Deficits will be made by Lender at Manager's election to one of the (a) the Manager's Disbursement Account, or (b) if applicable, the Title Insurer pursuant to an escrow agreement approved by Lender and providing for either (i) the return of the Advance to Lender if the Title Continuation cannot be issued (which Lender will deposit in the Cash Collateral Subaccount), or (ii) the disbursement of the Advance to the Manager's Disbursement Account simultaneously with the delivery to Lender of the Title Continuation. Borrower or Manager shall, in connection with the Operating Deficits Funding Request submitted for the second month following the Applicable

Month, prepare and submit to Lender a reconciliation certifying the amount by which the actual Operating Deficits for the Applicable Month differed from the Advance made by Lender on account of Operating Deficits for such Applicable Month. The reconciliation shall be subject to review by Lender to confirm the accuracy of the calculation therein and to confirm (through such verification as Lender may reasonably require including review of bank account statements and invoices) that Borrower or Manager have actually made such expenditures with respect to Operating Deficits in the Applicable Month. Lender, upon approving such reconciliation, shall adjust the amount of the Advance on account of Operating Deficits to made with respect to the next occurring Applicable Month. The total cumulative amount of all Advances made with respect to Operating Deficits shall in no event exceed the amount specified in the Budget (unless there is a reallocation under Section 3.6(b)) and Borrower or Manager shall be required to fund any excess over such amount. Operating Deficits Advances with respect to any Applicable Month shall not exceed ten percent (10%) of the amount of Operating Deficits projected in the Budget for such Applicable Month. Lender's obligation to make Advances with respect to Operating Deficits shall terminate on the Operating Deficits Advance Termination Date.

               (b) REALLOCATION. Notwithstanding the provisions of Section 3.6(a), Borrower or Manager in making an Operating Deficits Funding Request may reallocate any amounts between
Line Items without limitation, except:

     (i) All Advances must be with respect to Approved Operating Expenses;

                      (ii) No such reallocation will be allowed if Lender reasonably determines that such reallocation would have a materially adverse effect on the business operations at, or the value of, the Premises;

                      (iii) No such reallocation will be allowed if it results in a distribution to an Affiliate or a Person which is not Independent except as contemplated in the Budget;

                      (iv) No reallocation will be allowed that would affect the funding of the Tax and Insurance Escrow Subaccount or the Capital Reserve Fund; and

               SECTION 3.12 NO LIABILITY OF LENDER. All conditions and requirements of this Agreement relating to the obligations of Lender to make Advances are for the sole benefit of the parties hereto and no Interested Party shall have the right to rely on the satisfaction of such conditions and requirements by Borrower or Manager as a condition precedent to Lender making any Advance.

               SECTION 3.13 ADDITIONAL DOCUMENTS. In connection with each Advance and as a condition precedent to each Advance, Borrower and/or Manager shall execute and/or deliver to Lender additions, amendments, modifications and supplements to the items set forth in Article IV and Article V, or otherwise as reasonably required by Lender, including any or all of the Loan Documents, and shall provide Lender with the full benefit of the security intended to be provided under the Loan Documents; provided same will not expand Borrower's or Manager's liability.

               SECTION 3.14 DEEMED REPRESENTATIONS. The making of any Advance shall constitute, without the necessity of specifically containing a written statement to such effect, confirmation, representation and warranty by Borrower, to the extent of Borrower's actual knowledge, without having conducted any investigation, and by Manager, to Lender that all of the applicable conditions to be satisfied in connection with the making of such Advance had been satisfied and that all of the respective representations and warranties of Borrower and Manager set forth in the Loan Documents are true and correct in all material respects as of the date of such Advance, except as otherwise disclosed to Lender in writing prior thereto. The deemed representations under this Section 3.14 shall be deemed made by Borrower only as to Borrower's representations under the Loan Documents and by Manager only as to Manager's representations under the Loan Documents.

               SECTION 3.15 LENDER'S USE OF INDEPENDENT CONSULTANT; SERVICER. Borrower and Manager shall permit Lender and Lender's Representatives, on reasonable notice and at such times as reasonably requested by Lender (a) to observe the Premises and (b) to observe and review, to the extent not then in Lender's or Lender's Representatives possession, (i) all of the Change Orders,
(ii) all of the Trade Contracts, other contracts, Plans, notes and other documents and, to the extent that the same are in Borrower's or Manager's possession or accessible to Borrower or Manager, subcontracts relating to the construction of the Required Improvements, and (iii) such other information as Lender or Lender's Representatives shall reasonably request. All documents required to be submitted to Lender and Lender's Representatives as a condition of each Advance shall be furnished to Lender and Lender's Representatives, as the case may be, at their respective addresses referred to in Section 9.8, or to such other addresses or the attention of such other Persons as shall be designated by Lender in a notice to Borrower and Manager. Any request for documentation which Lender has the right to make under this Agreement may also be made by the Servicer.


                                   ARTICLE IV

                      CONDITIONS PRECEDENT TO MAKING THE INITIAL ADVANCE

               Lender shall not be obligated to make the Initial Advance hereunder unless, in addition to the conditions set forth in Article III, (which have not been waived in writing by Lender) the following conditions shall have been satisfied in Lender's reasonable discretion, except to the extent that Lender may elect in writing to waive any such conditions:

               SECTION 4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties made by Borrower and Manager in Article VI of this Agreement,
Article IV of the Loan Agreement and in any other Loan Documents shall be true and correct, in all material respects, on and as of the date of the Initial Advance with the same effect as if made on such date.

               SECTION 4.2 RECEIPT OF ITEMS AND DOCUMENTS BY LENDER. Lender shall have received and approved the following items and documents, duly executed and in recordable form where applicable, in each case in form and substance reasonably satisfactory to Lender and where applicable, Lender's Construction Consultant and Lender's Counsel:

              (a)     the Loan Agreement;

              (b)     the Initial Note;

              (c)     the Mortgage;

              (d)     the Guaranties;

              (e)     the Assignment of Leases and the Assignment of Agreements;

              (f)     the Environmental Guaranty;

              (g) such UCC-1 Financing Statements as Lender shall deem necessary to perfect
        Lender's security interests in the Collateral;

              (h) a paid title insurance policy from the Title Insurer (the "TITLE INSURANCE POLICY") marked paid in full, in the maximum principal amount of the Loan, insuring Lender that the Mortgage provides Lender with a valid first priority Lien on the Premises, and which Title Policy shall contain (i) no exception for mechanics' or materialmen's liens except the standard Texas form language for construction loans, but confirming that no such liens have been filed; (ii) no survey exceptions other than those approved by Lender; (iii) no exceptions to coverage other than Permitted Encumbrances, (iv) a pending disbursements clause, in the form of Exhibit I; (v) such coinsurance and/or reinsurance agreements in amounts and with companies as Lender reasonably may require; (vi) an ALTA 9 or similar comprehensive endorsement (if available in the State); (vii) such other endorsements or affirmative insurance as Lender may reasonably require; (viii) a fully executed copy of a customary title instruction letter from the Title Insurer and (ix) coverage with respect to the Subordinate Mortgage for an amount equal to
        (A) the amount of the Other Loans secured by the Subordinate Mortgage, if an appropriate tie-in endorsement is available between or among the policies insuring the Subordinate Mortgage and the first mortgages on Other Properties securing the related Other Loans, or (B) if no such tie-in endorsement is available in the State, such insurance as reasonably satisfactory to Lender in its discretion.
 .
              (i) Lender shall have received satisfactory UCC reports (the "UCC Searches"), federal tax lien, bankruptcy, state tax lien, judgment and pending litigation searches conducted by a search firm reasonably acceptable to Lender. Such searches shall have been received in relation to Borrower and each owner of an equity interest in Borrower and any affiliate of Borrower. Such searches shall have been conducted in each of the locations designated by Lender in Lender's reasonable discretion and shall have been dated not more than fifteen (15) days prior to the Closing Date. Such searches shall indicate that there are no conditional sales contracts, chattel mortgages, leases of personalty, financing statements, judgments or other litigation filed and/or recorded against Borrower, the Premises or any other Collateral, other than Permitted Encumbrances;

              (j) an original Survey of the Premises dated as of a date within thirty (30) days prior to the Closing Date;

              (k) copies of (i) a transaction authorization executed by the Borrower Owners authorizing Borrower's execution of this Agreement and the other Loan Documents to which Borrower is party and Borrower's performance of all of its obligations thereunder, (ii) the Borrower Entity Agreement and all amendments thereto, (iii) the limited partnership agreement of Borrower, and Borrower's certificate of limited partnership, as filed in the appropriate governmental office(s), and
        (iv) a certificate of existence for Borrower issued by the Secretary of State of the state of Borrower's formation, all of which shall be certified as true, correct and complete by the Borrower Representative;

              (l) copies of (i) resolutions of the Board of Directors and shareholders of the Borrower Representative authorizing the execution by the Borrower Representative of this Agreement and the other Loan
        Documents to which Borrower is a party, certified as true, correct and complete by the Secretary of the Borrower Representative, (ii) incumbency certificates of the officers of the Borrower Representative,
        (iii) the certificate of incorporation of the Borrower Representative, which shall be certified as being true, correct and complete by the Secretary of State of the state of the Borrower Representative's formation and the Secretary of the Borrower Representative, (iv) the by-laws of the Borrower Representative, which shall be certified as true, correct and complete by the Secretary of the Borrower Representative, and (v) a good standing certificate and a certificate of good standing for the Borrower Representative issued by the Secretary of State of the state of the Borrower Representative's formation;

              (m) copies of (i) resolutions of the Board of Directors of the Guarantor authorizing the execution by the Guarantor of the Guaranties and any other Loan Documents to which the Guarantor is party, certified as true, correct and complete by the Secretary of the Guarantor, (ii) incumbency certificates of the officers of the Guarantor, (iii) the certificate of incorporation of the Guarantor, which shall be certified as being true, correct and complete by the Secretary of State of the state of its formation and the Secretary of the Guarantor, (iv) the by-laws of the Guarantor, which shall be certified as true, correct and complete by the Secretary of the Guarantor, and (v) a good standing certificate for the Guarantor issued by the Secretary of State of the state of the Guarantor's formation;

              (n) copies of (i) authorization by the general partner of Manager authorizing the execution by the Manager of this Agreement, the Development Agreement, the Management Agreement and any other Loan Documents to which the Manager is party, certified as true, correct and complete by the general partner, secretary or other applicable officer of Manager, (ii) incumbency certificates of the general partner of Manager, (iii) the certificate of limited partnership of Manager which shall be certified as being true, correct and complete by the Secretary of State of the state of its formation, (iv) the partnership agreement of Manager, which shall be certified as true, correct and complete by the general partner of Manager, (v) a good standing certificate for Manager and the general partner of Manager issued by the Secretary of State of the state of Manager's formation, and (vi) a certificate of qualification to do business in the State for Manager and the general partner of Manager issued by the Secretary of State of the State;

              (o) opinions of counsel for Borrower and Guarantor, including a bankruptcy non -consolidation opinion as to Borrower only. All such legal opinions will be addressed and delivered to both Lender and the Rating Agencies;

              (p) payment of Lender's Counsel Fees, the fees of Lender's Construction Consultant relating to the Loan, and all other out-of-pocket expenses of Lender relating to the Loan to the extent the foregoing are then due and payable;

     (q) payment in full of the Structuring Fee payable at Closing pursuant to the Loan Agreement;

              (r) payment of the Draw Fee due with respect to the Initial Advance pursuant to the Loan Agreement;

     (s)  the  financial   statements  of  the  Guarantor  referred  to  in  the
Guaranties;

              (t)     the Environmental Report;

              (u) the Policies then required to be in effect and delivered pursuant to the Loan Agreement, together with evidence that (i) all such Policies then have a term of at least one year from the date issued;
        (ii) the premiums for such  unexpired  term have been paid in full;  and
        (iii) such Policies are in full force and effect;

              (v) evidence of errors and omissions insurance carried by the Architect, the Engineer, if any, and all engineers retained by the General Contractor or the Architect to provide engineering services in connection with the construction of the Required Improvements, or any portion thereof, evidence of the maintenance of the insurance required to be maintained by each General Contractor under the Construction Agreement and a draft binder of the insurance to be maintained by the General Contractor under the Construction Agreement;

              (w) a letter or report of Lender's insurance consultant concerning Borrower's compliance with the requirements of the Mortgage as to insurance and such other matters pertaining to insurance as Lender may request;

              (x) evidence that all utilities (including, electric, gas, water, drainage and sewage systems) which are necessary and required during the construction of the Required

        Improvements  have been or will be  completed  and  available  in such a
        manner  as  to  assure   Lender  that   construction   of  the  Required
        Improvements will be completed on or before the Outside Completion Date;

              (y) evidence that Borrower or Manager has paid all real estate Taxes on, and assessments of, the Premises which are due and payable and, if delinquent, all penalties and interest thereon;

              (z)     the Plans;

             (aa) copies of all ground leases, space leases, licenses, easements or other agreements or instruments pertaining to the Premises and all other documents listed as exceptions to title in the Title Policy;

     (bb) a copy of the Management Agreement, certified as true, correct and complete by Borrower and Manager;

     (cc) a copy of the Development Agreement, certified as true, correct and complete by Borrower and Manager;

     (dd) copies of the Property Option Agreement and the Equity Option Agreement, certified as true, correct and complete by Borrower and Guarantor;

     (ee) copies of the Construction Agreement, the Architect's Agreement and the Engineer's Agreement, if any, each certified by Borrower and/or Manager to be true and complete;

             (ff)     the General Contractor Consent and Agreement;

             (gg)     the Architect Consent and Agreement;

     (hh) the Engineer's Consent and Agreement, if Borrower or Manager engages an Engineer;

             (ii) a copy of each Trade Contract in effect on the Closing Date, and all other contracts to which Borrower, Manager or the General Contractor then is a party (either directly or through an Affiliate) relating to the construction of the Required Improvements or the furnishing of labor, materials, furniture, furnishings, equipment or services for the construction of the Required Improvements, each certified by Borrower, Manager or the General Contractor to be true and complete;

             (jj)     intentionally omitted;

             (kk)     intentionally omitted;

             (ll)     Bonds with respect to the General Contractor;

             (mm)     a copy of the Construction Schedule;

             (nn)  copies of all  Construction  Permits in  existence  and other evidence that other governmental approvals necessary for the construction of the Required Improvements are obtainable by non-discretionary administrative procedures without the need for any variance or waiver, whether through public hearing or otherwise, of applicable zoning ordinances, land use regulations, building codes or similar governmental laws and regulations;

             (oo) a copy of each agreement with any Governmental Authority pertaining to the Premises and the Required Improvements; provided that if no such agreements exist and none are required, Borrower or Manager shall so certify to Lender;

             (pp) a certificate from and Independent licensed surveyor or an insurance broker that the Premises are not located in a flood hazard plain, Zone A, as indicated on the Maps of the Federal Emergency Management Agency (or the area of the Premises that is located in a flood hazard plain docs not impact the Improvements);

             (qq)     intentionally omitted;

             (rr) a Request for Advance with respect to the Initial Advance together with the related documentation required to be delivered pursuant to Sections 3.1 (and 3.5 and 5.3, if applicable);

             (ss)     a Manager's Affidavit;

             (tt)     intentionally omitted;

     (uu) Subject to Section 4.12, Lender's Construction Consultant Report with respect to the Initial Advance ;

     (vv) an update of the appraisal submitted pursuant to the Master Financing Facility
        Agreement, if reasonably requested by Lender;

             (ww)     a copy of the Budget;

     (xx) an agreement with the bank in which the Manager's Disbursement Account is located, in form and content satisfactory to Lender;

             (yy) agreements executed by Manager under the Development Agreement and the Management Agreement, respectively, pursuant to which Manager agrees that (i) Lender may terminate the Management Agreement and/or Development Agreement at any time during the continuation of an Event of Default, (ii) Manager will at Lender's option following a foreclosure or transfer by deed-in-lieu of foreclosure, recognize and attorn to Lender or its designee as the successor owner under the Management Agreement and/or Development Agreement, but without any liability on the part of Lender or such designee for acts or omissions of Borrower prior to the date of such foreclosure or transfer and (iii) Manager's rights under the Management Agreement and under the Development Agreement are subject and subordinate to the Loan Documents;

             (zz) such other  documents,  instruments,  opinions  and  approvals
        (including estoppel certificates) and such reports, certificates, affidavits and other information, as Lender, or Lender's Representatives reasonably may require to evidence compliance by Borrower or Manager with all provisions of this Building Loan Agreement, the Loan Agreement and all other Loan Documents, and Lender's completion of its customary due diligence with respect thereto and every other aspect of the contemplated Loan transaction; and

            (aaa) the Premises shall comply in all respects with any and all Legal Requirements, and no condemnation or casualty shall have occurred with respect to the Premises.

               SECTION 4.3 NO DEFAULT. On the date of the Initial Advance and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing.

               SECTION 4.4 NO CHANGE. No material part of the Premises shall have been condemned, or threatened with condemnation or been damaged by any fire or other casualty, and no other change shall have occurred with respect to the Premises or the Loan which Lender determines to be material and relevant.

               SECTION 4.5 BORROWER EQUITY. Lender shall have received evidence that the Initial Equity Investment has been fully expended to pay Budget Costs.

               SECTION 4.6 LENDER'S DETERMINATION. On the date of the Initial Advance, Lender shall have determined the applicable Retainage and that (i) the work that is the basis for the request for the Initial Advance has been completed in accordance herewith (ii) there is no Deficiency and (iii) construction is capable of proceeding in accordance with the schedule set forth in the Budget and Substantial Completion will occur by the Outside Completion Date.

     SECTION 4.7 ACCOUNTING. Lender shall have received and approved an accounting of all expenditures for costs shown on the Budget as having been incurred prior to the Closing Date.

               SECTION 4.8          INTENTIONALLY OMITTED.

               SECTION 4.9 NO INJUNCTION. No law or regulation shall have been adopted, no order, judgment or decree of any Governmental Authority shall have been issued, and no litigation shall be pending or threatened, which in the good faith judgment of Lender would enjoin, prohibit or restrain, or impose or result in material adverse effect upon the making or repayment of the Loan or the consummation of the transactions anticipated and effected by the Loan Documents.

               SECTION 4.10 SUBDIVISION. Lender receives satisfactory evidence (including title endorsements if available) that the Land (a) constitutes a separate lot for conveyance and real estate tax assessment purposes or (b) will constitute such separate lot at the time of Substantial Completion, in which case appropriate escrows will be established and Lender shall be provided with additional due diligence and/or opinion letters demonstrating that such separate lot status will be obtained by Substantial Completion.

               SECTION 4.11 TRANSACTION COSTS. Borrower or Manager shall have paid or caused to be paid all fees due the Lender, Lender's Counsel fees and all other costs and expenses associated with the Closing which have been invoiced to Borrower and/or Manager and which are then due and payable.

               SECTION 4.12 LENDER'S CONSTRUCTION CONSULTANT REPORT. Lender, rather than Borrower or Manager, shall be responsible for obtaining the Lender's Construction Consultant Report; provided that Borrower or Manager shall be responsible to timely provide the Lender's Construction Consultant, at Borrower's sole cost, with all information and such access to the Premises as is required for producing same concurrently with the Initial Advance or any Subsequent Advance.


                                    ARTICLE V

                     CONDITIONS PRECEDENT TO ADVANCES AFTER
                               THE INITIAL ADVANCE

     Lender shall not be obligated to make any Advance subsequent to the Initial Advance, unless in addition to the conditions set forth in Article III (which have not been waived in writing by Lender), the following conditions are satisfied in the reasonable discretion of Lender, except to the extent that Lender may elect in writing to waive any such conditions:

               SECTION 5.1 ARTICLE IV. All conditions set forth in Article IV which are applicable to a subsequent Advance shall have been satisfied or waived in writing by Lender with respect to such subsequent Advance at the time of such subsequent Advance.

               SECTION 5.2 REPRESENTATIONS AND WARRANTIES. On the date of each such subsequent Advance, the representations and warranties made by Borrower and Manager in Article VI of this Agreement, Article IV of the Loan Agreement and in any other Loan Documents shall be true and correct in all material respects on and as of the date of such subsequent Advance with the same effect as if made on such date.

               SECTION 5.3 RECEIPT OF ITEMS AND DOCUMENTS BY LENDER. Lender shall have received at least ten (10) Business Days prior to the date of the requested Advance (unless otherwise specified below), the following items and documents, duly executed and in each case in form and substance reasonably satisfactory to Lender, and where applicable, Lender's Construction Consultant and Lender's Counsel:

     (a)  a  Request  for  Advance,   together   with  the  related   supporting
documentation required to be delivered pursuant to Section 3.1;

               (b)  a  Manager's  Affidavit  with  appropriate   insertions  and
        attachments, dated the date of the Request for Advance;

               (c) either (i) the Architect's Update Letter, or (ii) the Architect's Certificate, as selected by Lender pursuant to Section 3.1(a), dated the date of the Request for Advance;

               (d) subject to Section 4.12, a Lender's Construction Consultant Report, dated on or about the date of the Request for Advance;

               (e) copies of any Trade Contracts and any other Construction Documents entered into since the date of the previous Request for Advance received by Manager;

               (f) copies of all amendments to any Trade Contract or any other Construction Documents entered into since the date of the previous Request for Advance received by Manager;

               (g)  a  draft  of  the  Title   Continuation,   which   shall  be
        supplemented after the Advance with an executed Title Continuation, dated through, the date of the related Advance;

               (h) in the case of the Request for Advance next succeeding (i) the date on which the foundation of the Improvements shall be substantially complete, (ii) the Substantial Completion Date or (iii) any date on which Lender gives Manager notice that it has reason to believe that a survey inspection and update is necessary, a survey inspection and update of the Survey dated after each such date and with respect to clause (ii), prepared and submitted pursuant to Section 7.13;

               (i) a reconciliation by Borrower or Manager of the progress and cost of the construction of the Required Improvements through the date of the Request for Advance with the Construction Schedule and the Budget, together with a projection of such progress and cost through to completion of the construction of the Required Improvements;

               (j) evidence of Borrower's or Manager's compliance with all recommendations (if any) set forth in the Environmental Report with respect to the testing for and removal and disposal of Hazardous Materials;

               (k) payment on or before the Advance date of the Draw Fee for such Advance and the Servicing Fee (if any) then due and payable under the Loan Agreement, the estimated Lender's Counsel Fees, the estimated fees of Lender's Construction Consultant relating to the Loan, and all other reasonable out-of-pocket expenses of Lender relating to the Loan to the extent then due and payable (and to the extent of Lender's estimates thereof, if the amounts thereof have not been finally determined); and

               (l) all documents, reports, certificates, affidavits and other information, as Lender, the Lender's Counsel or Lender's Representatives reasonably may require to evidence compliance by Borrower and Manager with all of the provisions of this Loan
        Agreement.

               SECTION 5.4 NO DEFAULT. On the date of each such subsequent Advance, no Default or Event of Default shall have occurred and be continuing.

               SECTION 5.5 LENDER'S APPROVAL. On the date of each subsequent Advance, Lender shall have approved all Material Change Orders and material changes to any other items delivered in connection with or at all related to the construction at the Premises.

               SECTION 5.6 SUBSTANTIAL COMPLETION ADVANCE. In addition to all of the other conditions specified in this Article V, Lender shall have received at least ten (10) Business Days prior to the date of the Substantial Completion Advance (unless otherwise specified below), the following items and documents, duly executed and in each case in form and substance reasonably satisfactory to Lender, and where applicable, Lender's Construction Consultant and Lender's
Counsel:

               (a) all Operating Permits, including a permanent unconditional certificate of occupancy or its equivalent issued by the appropriate Governmental Authority confirming
        Substantial Completion;

               (b) a certificate from the Architect stating that Substantial Completion has been achieved;

               (c) evidence that all utility services (including electric, gas, water and sewage systems), parking and pedestrian and vehicular access required for the operation, use and maintenance of the Premises are available;

               (d) the final Survey required pursuant to Section 7.13; and

               (e) submission of evidence that all conditions required for release of the Retainage as set forth in the definition of "Retainage" have been met except for Punchlist
        Items.

               SECTION 5.7 POST-SUBSTANTIAL COMPLETION ADVANCES. Pursuant to the Budget, Lender anticipates that subsequent to Substantial Completion, but prior to Conversion, the business operations at the Premises will generate Operating Deficits that will require Advances under the Loan with respect to the payment of interest under the Loan and other Approved Operating Expenses. Additionally, Advances with respect to completed Punchlist Items and Retainage are contemplated subsequent to Substantial Completion. Provided that on the date of each such subsequent Advance(s), no Default or Event of Default shall have occurred and be continuing, Lender shall make Advances (a) from Retainage for Punchlist Items pursuant to Section 2.2 (b), (b) with respect to interest on the Loan pursuant to Section 3.10, and (c) with respect to Operating Deficits pursuant to Section 3.11. If any portion of the Loan or Deficiency Cash Collateral remain unadvanced at such time as the business operations at the Premises are no longer generating Operating Deficits, Lender shall at Manager's request either (i) Advance the unexpended portion of the Loan to the Cash Collateral Subaccount for application in accordance with the provisions of
Section 3.6 of the Loan Agreement, or (ii) pay over such amounts as directed by Manager subject to the letter of credit conditions specified below. Lender may require, in its discretion, that Borrower or Manager deliver to Lender, as beneficiary, one or more clean, irrevocable letters of credit, reasonably satisfactory to Lender in form and content and as to the bank or trust company which is the issuer (which issuer must have and S&P rating of "A" or better) equal in amount to the funds paid over to Borrower or Manager. Any such letter of credit shall have an expiration date not earlier than 30 days after the Expected Conversion Date, provided that the expiration date may be one year from its issuance if the letter of credit provides for a drawing by Lender of the full amount thereof at any time on or after the thirtieth (30th) day preceding its stated expiration date. Any letter of credit shall be held by Lender and may be drawn at any time within thirty (30) days prior to the expiration thereof, upon the occurrence and during the continuance of an Event of Default, or within thirty (30) days prior to the Expected Conversion Date, whereupon the proceeds of the letter of credit shall be deposited in the Cash Collateral Subaccount.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

               To induce Lender to make the Loan and enter into this Agreement and perform Lender's obligations hereunder, Manager, hereby represents, warrants and covenants to Lender that, as of the Closing Date and in the case of any Advance made subsequent to the Closing Date, if any, as of the date of such other Advance (which representations, warranties and covenants shall survive the execution and delivery of this Agreement and the other Loan Documents, and shall be deemed to have been relied upon by Lender regardless of any investigation made by Lender or on its behalf):

               SECTION 6.1 PLANS. The Plans have been approved, to the extent required by applicable Legal Requirements, restrictive covenants, the Management Agreement, and the Development Agreement, by all Governmental Authorities, the beneficiaries of such covenants, and the other parties to such agreements, respectively.

               SECTION 6.2 NO LIENS. Neither Manager nor Borrower has made, assumed or been assigned any contract or arrangement of any kind, the performance of which by the other party thereto would give rise to a Lien against all or any portion of the Collateral, except for (a) Permitted Encumbrances and (b) the Architect's Agreement, the Engineer's Agreement, the Development Agreement, the Management Agreement, the Construction Agreement, the Trade Contracts, the Construction Documents, to the extent Lien rights are created under any of such agreements.

               SECTION 6.3 COMPLIANCE WITH BUILDING CODES, ZONING LAWS, ETC. The current zoning law and declarations covering the Premises permit the construction of the Required Improvements to be completed in accordance with the Plans and, upon completion of construction in accordance with the Plans, the Required Improvements to be operated and used as contemplated by this Agreement and the other Loan Documents. The Premises currently and, upon completion of construction in accordance with the Plans, the use thereof will be in all respects in material compliance with all Construction Permits and Operating Permits and all other Legal Requirements, and such compliance is not dependent on any land, improvements or facilities not a part of the Premises. There are no pending, or to Borrower's or Manager's knowledge, threatened actions, suits or proceedings to revoke, attach, invalidate, rescind or modify the zoning applicable to the Premises or any part thereof, any of the Construction Permits or any of the Operating Permits, as currently existing and as contemplated to exist upon completion of construction in accordance with the Plans, which would have a material adverse effect on the construction or operation of the Required Improvements.

               SECTION 6.4 CERTAIN AGREEMENTS. The Management Agreement, the Development Agreement, the Construction Agreement, the Architect's Agreement, the Engineer's Agreement, if any, the Trade Contracts and the other Existing Construction Documents to the extent previously executed by, or assigned to and assumed by Manager are in full force and effect, not having been amended, modified, terminated, assigned or otherwise changed, or the provisions thereof waived, except as permitted hereunder, and true and complete copies of each thereof have been furnished to Lender.

     SECTION 6.5 BUDGET. The Budget contains all costs and expenses reasonably anticipated to be incurred in connection with the acquisition of the Land and existing Improvements and the construction of the Required Improvements.

     SECTION 6.6 ADJACENT LAND. Borrower does not own any land adjacent to the Land.

               SECTION  6.7  FLOOD  ZONE.  Except  as shown on the  Survey,  the
Improvements are not, and will not when constructed, be located in a flood hazard area, Zone A, as designated by the Federal Emergency Management Agency.

               SECTION 6.8 NO PRIOR WORK. Either (a) no work or construction has been commenced on the Land and no materials have been delivered to the Land which could, in either case, result in the imposition of a mechanic's or materialmen's Lien on the Property prior to or on parity with the Lien and security interest created by the Mortgage, or (b) the Title Insurance Policy will insure the first priority status of the Mortgage over such Liens without exception, except for the standard Texas form language for construction loans, but confirming that no such liens have been filed.


                                   ARTICLE VII

                                    COVENANTS

               SECTION 7.1          CONSTRUCTION.

               (a) Borrower and Manager shall not cause or permit the commencement of construction of any Improvements or delivery of material to the Land until after recording of the Mortgage with the county clerk of the county where the Land is located (unless (i) Borrower or Manager obtains a payment bond and delivers same to the General Contractor in a fashion which would eliminate the possibility of any mechanic's lien, filed now or in the future, obtaining priority over the Lien of the Mortgage and/or (ii) Borrower or Manager obtains a Title Policy acceptable to Lender in its discretion insuring over any such Lien without exception except for the standard Texas form language for construction loans, but confirming that no such liens have been filed, and after obtaining all permits and approvals from all Governmental Authorities required to commence construction. Borrower or Manager, in order to demonstrate that construction has not commenced; shall furnish Lender with evidence required by Lender, which may include but may not be limited to photographic evidence and/or an affidavit executed by the Lender's Construction Consultant or by such other person as may be approved by Lender, that at the time of and immediately after the recordation of the Mortgage there was no commencement of construction of Improvements on the Land or delivery of materials to the Land.

               (b) Borrower or Manager shall cause the construction of the Required Improvements to be prosecuted with diligence and continuity, in a good and workmanlike manner, and in accordance with this Agreement in order to cause Substantial Completion to occur on or prior to the Outside Completion Date.

               (c) Borrower or Manager shall cause the cost of each component of the construction of the Required Improvements to be in accordance with the Budget as Adjusted.

               (d) Borrower or Manager shall cause the Required Improvements to be constructed and completed in accordance with the Plans and all Legal Requirements, free and clear of Liens or claims for materials supplied or for labor or services performed in connection with the construction of the Required Improvements or otherwise.

               (e) Borrower or Manager shall cause the Construction Agreement to provide for the work thereunder to be performed for a fixed price or guaranteed maximum price.

               SECTION 7.2 CONSTRUCTION SCHEDULE. Each month during the construction of the Required Improvements, Manager shall deliver to Lender, Lender's Construction Consultant and the Servicer a copy of the then-current Construction Schedule.

     SECTION 7.3 BUDGET CHANGES. Borrower and Manager shall not make any changes in the Budget without Lender's prior written consent except to the extent expressly permitted hereunder.

               SECTION  7.4  INSPECTION  OF  PREMISES  AND  BOOKS  AND  RECORDS.
Borrower and Manager shall permit Lender or Lender's Representatives to enter upon the Premises, at any reasonable times during business hours on reasonable notice, with free access to inspect or examine or, to the extent not located on the Premises, to otherwise make available in New York City to Lender, Lender's Construction Consultant and the Servicer (i) all materials and shop drawings pertaining to the construction of the Required Improvements; (ii) any contracts, bills of sale, state ments, receipts or vouchers pertaining to the construction of the Required Improvements; (iii) all work done, labor performed or materials furnished in and about the Premises, including, in connection with the construction of the Required Improvements; (iv) all books and records of Borrower and Manager pertaining to the construction of the Required Improvements; and (v) any other documents which are related to the construction of the Required Improvements. Borrower and Manager shall promptly provide Lender and Lender's Representatives with copies of any of the foregoing as Lender and Lender's Representatives may from time to time reasonably request. Borrower and Manager shall make its representatives available to meet with Lender and Lender's Representatives upon reasonable notice at the Premises or in New York City, to discuss Borrower's and Manager's affairs, finances and accounts relating to the construction of the Required Improvements, and Borrower and Manager shall cooperate, and take all reasonable steps to cause the General Contractor, the Architect, the Engineer, if any, and the Trade Contractors to cooperate with Lender and Lender's Representatives to enable each such Person to perform its functions under this Agreement.

     SECTION 7.5 REQUIRED NOTICES. Borrower or Manager shall give notice to Lender promptly upon the occurrence of:

                     (i)  any   cessation  of   construction   of  the  Required
        Improvements for a period in excess of ten (10) consecutive calendar days, regardless of whether or not such cessation is due to an Unavoidable Delay;

                    (ii) any breach of a party's obligation, default, or event of default under or in connection with any material contractual obligation of Borrower or Manager;

                   (iii) Borrower or Manager obtaining knowledge of any actual or threatened litigation, investigation or proceeding materially affecting Borrower, Manager, the Borrower Representative, the Premises or, while any Guaranty is in effect, the Guarantor;

                    (iv) any notice given pursuant to any Construction Document alleging that there has occurred a default or other failure by Borrower or Manager in the fulfillment of Borrower's or Manager's obligations thereunder;

                     (v) any condition which results in any delay, including any
        Unavoidable Delay, which could result in Substantial Completion occurring after the date therefor set forth in the Construction Schedule or after the Outside Completion Date, or in any further delay beyond any delays of which Lender has been previously notified;

                    (vi)     any Default or Event of Default; and

                   (vii) any other notices reasonably requested by Lender.

Each notice pursuant to this Section 7.5 shall be accompanied by a statement of Borrower or Manager setting forth details of the occurrence referred to therein and stating what action Borrower or Manager proposes to take with respect thereto.

               SECTION 7.6 CHANGE ORDERS. Borrower and Manager shall not request, initiate, agree to, accept, cause or suffer any Material Change Order, without Lender's prior written consent, which shall not be unreasonably withheld or delayed. Approval by Lender of any Change Order (i) shall not obligate Lender to increase the amount of the Loan, and (ii) shall not obligate Lender to make any Advance to the extent Lender would not otherwise be obligated pursuant to this Agreement to make such Advance. Borrower or Manager shall submit to Lender and Lender's Construction Consultant copies of each proposed Material Change Order, prior to, and all other Change Orders, simultaneously with entering into such Change Order. Such submission shall identify whether the submitted Change Order is a Material Change Order and shall include documentation satisfactory to Lender and Lender's Construction Consultant, setting forth all additions and subtractions previously made to or from the scope of the Required Improvements. Change Orders not identified by Borrower as Material Change Orders will initially be reviewed by Lender solely for the purpose of determining whether such Change Order constitutes a Material Change Order. Lender shall promptly (not more than five (5) Business Days after receipt) review, and approve or disapprove, all submitted Change Orders either identified by Borrower or Manager, or determined by Lender, to be Material Change Orders.

               SECTION 7.7 CORRECTION OF WORK. Borrower or Manager shall, promptly after notice from Lender, correct any defect in the Required Improvements or any departure from the Plans. Borrower and Manager agree that the making of any Advance shall not constitute a waiver of Lender's right to require compliance with this Section 7.7 with respect to any such defects or departures from the Plans. Borrower and Manager agree that Lender's failure to deliver such a notice shall not constitute a waiver by Lender of any of the Obligations.

     SECTION 7.8 NO ENCROACHMENTS. Borrower or Manager shall cause the Required Improvements to be constructed entirely within the perimeter of the Land and so as not to encroach upon or overhang any easement or right-of-way or any land of others, and when erected shall be wholly within any applicable building restriction lines, however established.

               SECTION 7.9 COMPLIANCE WITH DOCUMENTS. Borrower and Manager shall abide by, perform and comply with all of Borrower's and Manager's obligations, if any, under the Architect's Agreement, the Engineer's Agreement, if any, the Construction Agreement, the Trade Contracts, the Development Agreement, and the other Construction Documents, and Borrower and Manager, at their sole cost and expense, shall use all their best commercially reasonable efforts to secure or enforce the performance of each and every material obligation, covenant, condition and agreement to be performed by the other parties under any such documents.

               SECTION 7.10 CHANGES IN AGREEMENTS. Except with respect to Change Orders which do not constitute Material Change Orders, neither Borrower nor Manager shall surrender, terminate, cancel, modify, amend in any material respect, and shall not enter into any agreement in substitution for, or consent to the assignment of, the Architect's Agreement, the Engineer's Agreement, the Construction Agreement, or the Development Agreement to the extent Borrower or Manager is a party thereto, without Lender's prior written consent, which consent shall not be unreasonably withheld. Borrower or Manager promptly will give notice to Lender of the surrender, termination, cancellation, modification, amendment, substitution or assignment of the other Construction Documents, whether or not Lender consented thereto pursuant to the immediately preceding sentence.

               SECTION 7.11 CONTRACTS. Borrower shall not, without Lender's prior written consent, which consent shall not be unreasonably withheld or delayed, allow the assignment or amendment of any existing, or enter into any new, Architect's Agreement, Construction
Agreement,
or Engineer's Agreement. Such consent shall not be required with respect to any amendment constituting a Change Order which is not a Material Change Order, or which amendment does not cause such Change Order to become a Material Change Order. Additionally, such consent shall be based upon Lender's approval of the terms and conditions of such assignment, amendment or new agreement and the identity, where applicable, of the assignee or the Person executing any new agreement, which Person shall in all cases be an Independent and properly licensed professional.

               SECTION 7.12 BONDS. The General Contractor shall be bonded pursuant to a Bond issued by a surety satisfactory to Lender. Borrower and/or Manager will cause Lender to be named as a co-obligee (as its interest may appear) with Borrower and/or Manager on all Bonds obtained by Borrower or Manager from the General Contractor.

               SECTION 7.13 FINAL SURVEY. Within 60 days after Substantial Completion has occurred, Borrower or Manager will deliver to Lender an updated "as-built" Survey, dated no earlier than the Substantial Completion Date, with a certification that no encroachments exist by the Improvements on land other than the Land.

     SECTION 7.14 COMPETITION. Borrower and Manager shall not, and shall not cause or permit any of their respective Affiliates to, pursue any opportunity for the development, management or acquisition of, or investment in, any property within a five
(5)-mile radius of the Property if such other property would be in competition with the Property, or would otherwise adversely affect the development, leasing or operation of the Property or Borrower's or Manager's ability to perform its obligations under the Loan Documents.

               SECTION 7.15 PROTECTION AGAINST LIENS. Borrower and Manager shall pay and discharge or bond all claims for labor, materials and services furnished in connection with construction of the Required Improvements, diligently file a valid notice of completion upon completion of the Required Improvements, diligently file a valid notice of cessation in the event of a cessation of labor for a period of 30 days or more, and take all actions reasonably required to prevent the assertion of claims of Liens against the Property. Borrower and Manager irrevocably appoint, designate and authorize Lender as their agent (such agency being coupled with an interest) with the authority (but no obligation) to file any notice of completion or cessation of labor or any other notice relating to claims of Liens that Lender deems advisable to protect its interests under the Loan Documents. If any stop notice or claim is asserted against Lender by any Person furnishing labor, services, equipment or materials to the Required Improvements, upon demand by Lender, Borrower or Manager shall take such action as Lender may reasonably require to release Lender from any obligation or liability with respect to such stop notice or claim, including (i) if the claim is being contested in good faith by appropriate proceedings, obtaining a bond or other security, in form, substance and amount reasonably satisfactory to Lender, or (ii) payment of such claim. If either Borrower or Manager fails to take such action, Lender may, in its discretion, file an interpleader action requiring all claimants to interplead and litigate their respective claims, and in any such action Lender shall be released and discharged from all obligations with respect to any funds deposited in court.


                                  ARTICLE VIII

                                EVENTS OF DEFAULT

               SECTION  8.1  EVENTS  OF  DEFAULT.   The  following   shall  each
constitute an "EVENT OF DEFAULT" hereunder:

               (a) If construction of the Required Improvements shall not be commenced in accordance with the Construction Schedule in effect on the Closing Date and shall not at any time be carried on with diligence and continuity or there is any cessation of construction of the Required Improvements for a period in excess of ten (10) consecutive calendar days, unless the commencement of construction has been delayed, or the cessation of construction shall have been caused by Unavoidable Delay of which notice has been given to Lender pursuant to Section 7.5;

               (b) If Borrower or Manager fails to satisfy the conditions for an Advance for more than thirty (30) days after having made a request for such Advance;

               (c) If Borrower or Manager fails to permit Lender or Lender's Representatives, at all reasonable times after reasonable notice, to immediately enter upon the Premises for the purposes set forth in
        Section 7.4 or Borrower or Manager fails to furnish to Lender or Lender's Representatives, within a reasonable time after request therefor and in no event more than five (5) Business Days, the materials which Borrower or Manager is obligated to provide to Lender or Lender's Representatives, pursuant to Section 7.4, to the extent such materials are readily available, and any of the foregoing failures shall continue for two (2) Business Days after such five (5) days notice thereof;

               (d) If as of the close of business on the Outside Completion Date, the Substantial Completion Date shall not have occurred except for Unavoidable Delay, provided such Unavoidable Delay shall not excuse any other performance by Manager or Borrower under this Agreement or the other Loan Documents;

               (e) If Lender reasonably determines during the course of construction of the Required Improvements that the Required Improvements cannot be completed Lien free by the Outside Completion Date in accordance with the Plans and all Legal Requirements;

     (f) If any material default by Borrower or Manager shall occur and shall continue beyond any applicable grace period provided for therein, under the Management Agreement, the Development Agreement, the Architect's Agreement, the Engineer's Agreement, the Construction Agreement, any Major Trade Contract or any other material Construction Document or Loan Document;

               (g) If within thirty (30) days of Borrower's or Manager's receipt of a notice from Lender that any Deficiency exists, Borrower or Manager does not take any one or more of the measures referred to in Section 3.7 to eliminate such Deficiency;

               (h) If Borrower or Manager does not disclose to Lender, within ten (10) Business Days after demand, the names of all Persons with whom Borrower or Manager has contracted with respect to the construction of the Required Improvements, or the furnishing of labor or materials therefor, or fails to make available for review and observation by Lender and Lender's Construction Consultant copies of all such contracts;

               (i)  If  any  Construction  Document  is  amended,   modified  or
        terminated without the prior written consent or approval of Lender to the extent such written consent or approval is required pursuant to this Agreement;

               (j) If the Development Agreement or the Management Agreement shall at any time cease to be in full force and effect for any reason and a new Development Agreement, or Management Agreement as the case may be, reasonably acceptable to Lender in form and substance shall not have been entered into in its place within twenty (20) days after the Development Agreement or Management Agreement, as the case may be, ceases to be effective;

               (k) Borrower's or Manager's failure to perform or observe any covenant, agreement or term contained in this Agreement (other than one described in one of the other clauses of this Section 8.1), and the continuance of such failure for thirty (30) days after notice thereof shall have been given to Borrower or Manager by Lender; provided, however, that if such failure is of a nature such that it cannot be cured by the payment of money and if such failure requires work to be performed, acts to be done or conditions to be removed which cannot by their nature, with reasonable diligence, be performed, done or removed, as the case may be, within such thirty (30)-day period and Borrower or Manager shall have commenced to cure such failure within such thirty
        (30)-day period and thereafter diligently continues to prosecute such cure, such period shall be deemed extended for so long as shall be required by Borrower or Manager in the exercise of reasonable diligence to cure such failure, but in no event shall such thirty (30)-day period be so extended to be a period in excess of one hundred and twenty (120) days;

               (l) Guarantor's failure to perform or observe any covenant, agreement or term contained in any Guaranty; provided, however, that if such failure is of a nature such that it cannot be cured by the payment of money, then such failure shall not constitute an Event of Default unless it continues for thirty (30) days; provided, further, however, that if such failure cannot be cured by the payment of money and requires work to be performed, acts to be done or conditions to be removed which cannot by their nature, with reasonable diligence, be performed, done or removed, as the case may be, within such thirty
        (30)-day period and Guarantor shall have commenced to cure such failure within such thirty (30)-day period and thereafter diligently continues to prosecute such cure, such period shall be deemed extended for so long as shall be required by Guarantor in the exercise of reasonable diligence to cure such failure, but in no event shall such thirty
        (30)-day period be so extended to be a period in excess of one hundred and twenty (120) days; or

               (m) If any representation or warranty made in this Agreement, or any report, certificate, financial statement or other instrument, agreements or documents by Borrower or Manager in connection with this Agreement, the Note or any other Loan Documents executed and delivered by Borrower or Manager shall be false in any material respect as of the date such representation or warranty was made or deemed to have been made;

               (n) If any Survey required or requested by Lender pursuant to the provisions of this Agreement shows any material condition not contemplated by the Plans, and such material condition is not removed within thirty (30) days after notice thereof by Lender to Borrower and Manager;

               (o) If there shall occur an "EVENT OF DEFAULT" as such term is defined in the Loan
        Agreement.

               SECTION 8.2 ACCELERATION OF LOAN. In addition to any other rights and remedies which Lender may have under this Agreement and the other Loan Documents or pursuant to law or equity, and without limitation thereof, upon and at any time after the occurrence of any

Event of Default, Lender may declare the indebtedness evidenced by the Note, together with all other sums payable thereunder and under the other Loan Documents, immediately due and payable and may exercise Lender's rights and remedies pursuant to any one or more of the Security
Documents.

               SECTION 8.3 LENDER'S RIGHT TO STOP DISBURSING FUNDS. In addition to any other rights and remedies which Lender may have pursuant to this Agreement and the other Loan Documents or pursuant to law or equity, and without limitation thereof, (a) if any Default shall occur and be continuing or any Event of Default shall occur and be continuing, then Lender may decline to make all or any portion of such further Advances as Lender may elect and/or (b) if any Event of Default shall occur, any or all obligations of Lender under this Agreement, at the option of Lender, shall cease and terminate; provided, however, Lender may make all or any portion of any Advance so long as any such Default or Event of Default shall exist without thereby becoming obligated to make all or a portion of any other or further Advance or waiving Lender's right to exercise any of Lender's rights and remedies pursuant to any one or more of the Loan Documents or as may be available at law or equity.

               SECTION 8.4          LENDER'S RIGHT TO COMPLETE; SUMS ADVANCED.

               (a) LENDER'S  RIGHT TO COMPLETE.  In addition to any other rights and remedies which Lender may have under this Agreement and the other Loan Documents or pursuant to law or equity, and without limitation thereof, after the occurrence and during the continuance of any Event of Default, Lender may enter upon the Premises and into possession of the Premises and any other Property (and exclude Borrower, Manager and any other persons therefrom) and complete the construction of the Required Improvements substantially in accordance with the Plans, with such changes therein as Lender may from time to time deem appropriate, all at the sole risk, cost and expense of Borrower and Manager. Lender shall have the right, at any and all times, in its discretion to discontinue any work commenced by Lender with respect to the construction of the Required Improvements or to change any course of action undertaken by it and shall not be bound by any limitations or requirements of time whether set forth herein or otherwise after the occurrence and during the continuance of any Event of Default. Lender shall have the right and power (but shall not be obligated) to assume all or any portion of the obligations of Borrower or Manager under any or all Construction Documents as Lender may elect and to take over and use all or any part or parts of the labor, materials, supplies and equipment contracted for by or on behalf of Borrower or Manager, whether or not previously incorporated into the Premises. In connection with any portion of the construction of the Required Improvements undertaken by Lender pursuant to the provisions of this Section 8.4, Lender may elect to do any or all of the following:

                     (i) engage builders, general contractors, trade contractors, suppliers, architects, engineers, inspectors and others for the purpose of furnishing labor, materials, equipment and fixtures in connection with the construction of the Required Improvements;

                    (ii) amend, modify or terminate any then existing contracts between Borrower or Manager and any of the persons described in the preceding clause (i);

                   (iii) pay, settle or compromise all bills or claims which may become Liens against the Premises, or which have been or may be incurred in any manner (A) in connection with the construction of the Required Improvements or (B) for the discharge of Liens, encumbrances or defects in the title of the Premises; and

                    (iv) take such other action (including the employment of watchmen and the taking of other measures to protect the Property) or refrain from acting under this
        Agreement as Lender may from time to time determine.

               (b) SUMS ADVANCED. Borrower and Manager shall be liable to Lender for all sums paid or incurred for the construction of the Required Improvements whether the same shall be paid or incurred pursuant to the provisions of this
Section 8.4 or otherwise, and all other payments made or liabilities incurred by Lender under this Agreement of any kind whatsoever, all of which shall be paid by Borrower or Manager to Lender upon demand with interest at the Default Rate to the date of payment to Lender, and all of the foregoing sums, including such interest at the Default Rate, shall be deemed and shall constitute Advances under this Agreement and be evidenced by the Note and secured by the Security Documents.

               SECTION 8.5 LOAN ACCOUNTS. Borrower, and to the extent applicable, Manager, each hereby irrevocably pledges to Lender, and grants Lender a first priority security interest in, each of the Loan Accounts now or hereafter existing, as additional security for the Obligations. Borrower or Manager shall, immediately upon establishing any Loan Account that is in Borrower's name, and Manager shall, immediately upon establishing any Loan Account that is in Manager's name, cause the institution in which such account is located to enter into an agreement with Lender reasonably satisfactory to Lender in form and substance pursuant to which such institution (i) recognizes Lender's first priority security interest in such account, (ii) waives such institution's rights of setoff with respect to the account and (iii) agrees to follow any written instructions received by Lender with respect to such account. After the occurrence and during the continuance of an Event of Default, in addition to all other rights and remedies available to Lender by statute or rule of law or equity, and whether or not the Loan shall then be due and payable, Lender may notify any such institution that Borrower or Manager, as applicable, no longer has a right to withdraw any funds from any such Loan Accounts or to give any instructions with regard thereto, and Lender may cause all funds in any and all Loan Accounts to be paid to Lender for application to any Obligations then due and payable, in such order as Lender may elect. Lender shall also have all rights and remedies with respect to the Loan Accounts as are available at law or equity, including under the applicable UCC. Any Loan Accounts held in the name of Lender shall not constitute a trust fund and may be commingled with other monies held by Lender.

               SECTION 8.6 NO LIABILITY OF LENDER. Whether or not Lender elects to employ any or all of the remedies available to it upon the occurrence of a Default or an Event of Default, Lender shall not be liable to Borrower, Manager or any Interested Party for the quality of construction, or the failure to construct or complete the Required Improvements or to protect the Premises or for payment of any expense incurred in connection with the exercise of any remedy available to Lender or for the performance or non-performance of any other obligation of Borrower or Manager.


                                   ARTICLE IX

                               GENERAL CONDITIONS

               SECTION 9.1 NO WAIVERS. The making of any Advance hereunder shall not constitute an approval or acceptance by Lender or Lender's Construction Consultant of the work theretofore done in connection with the construction of the Required Improvements or a waiver of any of the conditions precedent to Lender's obligation to make further Advances (absent a statement by or the intention of Lender that such Advance shall constitute a waiver), nor, in the event that Borrower or Manager is unable to satisfy any such conditions precedent, shall any such failure to insist upon Borrower's or Manager's compliance with any obligation hereunder have the effect of precluding Lender from thereafter declaring such inability to be a Default or an Event of Default as herein provided. Any Advance made by Lender in the absence of strict compliance with any or all of the conditions precedent to Lender's obligation to make such Advance or in conjunction with a waiver by Lender of Borrower's or Manager's compliance with any of such conditions precedent shall be deemed to have been made pursuant to this Agreement and not in modification of the terms hereof.

               SECTION 9.2 LENDER'S REVIEW. Observation, inspection and approvals by Lender of the Plans, the construction of the Required Improvements and the workmanship and materials used therein shall impose no responsibility or liability of any nature whatsoever on Lender or Lender's Construction Consultant and Borrower, Manager nor any Interested Party, under any circumstances, shall not be entitled to rely upon such inspections and approvals by Lender or Lender's Construction Consultant for any reason. Approvals granted by Lender for any matters covered under this Agreement shall be narrowly construed to cover only the parties and facts identified in any such approval. Lender's Construction Consultant has been or will be retained by Lender solely as a consultant and has no authority to bind or otherwise act for or on behalf of Lender.

               SECTION 9.3 SUBMISSION OF EVIDENCE. Any condition of this Agreement which requires the submission of evidence of the existence or non-existence of a specified fact or facts implies as a condition the existence or non-existence, as the case may be, of such fact or facts and Lender shall, at all times, be free to independently establish to its reasonable satisfaction such existence or non-existence.

               SECTION 9.4 LENDER SOLE BENEFICIARY. All terms, provisions, covenants and other conditions of the obligations of Lender to make Advances hereunder are imposed and all funds held in any Loan Account and other Collateral are held solely and exclusively for the benefit of Borrower, Manager and Lender as their rights may appear. Neither Borrower, Manager nor any Interested Party shall have standing to require satisfaction of such terms, provisions, covenants and other conditions in accordance with their terms, be entitled to assume that Lender will refuse to make Advances in the absence of strict compliance with any or all of such terms, covenants and other conditions or be entitled to require any particular application of such funds. No Person, other than Lender, under any circumstances, shall be deemed to be beneficiary of such terms, provisions, covenants and other conditions, any or all of which may be freely waived, in whole or in part, by Lender at any time if, in Lender's discretion, Lender deems it advisable or desirable to do so.

               SECTION 9.5 CONTRACTORS. Except as provided by law, no Trade Contractors or any other Person dealing with Borrower or Manager, including the Architect, the Engineer, if any, and the General Contractor, shall be, nor shall any of them be deemed to be, third party beneficiaries of this Agreement.

               SECTION 9.6 ENTIRE AGREEMENT. This Agreement, the Loan Agreement and the other Loan Documents embody the entire agreement and understanding between the parties with respect to the Loan and supersede and cancel all prior loan applications, expressions of interest, commitments, agreements and understandings, whether oral or written, relating to the subject matter hereof, except as specifically agreed to the contrary. If and to the extent that there is any conflict or inconsistency between the Loan Documents and the commitment letter issued by Lender and accepted by Borrower (or its Affiliate) prior to the date hereof with respect to the Loan, the Loan Documents shall prevail.

               SECTION 9.7 AMENDMENTS, ETC. No amendment, modification, termination, or waiver of any provision of this Agreement shall be effective unless in writing and signed by Borrower, Manager and Lender. No consent to any departure by Borrower or Manager from any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on Borrower or Manager in any case shall entitle Borrower or Manager to any other or further notice or demand in similar or other circumstances.

               SECTION 9.8 NOTICES. All notices, certificates, demands, requests, approvals, consents and other communications provided for herein shall be in writing and given in the manner provided in the Loan Agreement. The address of Lender's Construction Consultant for such purpose is EMG Corporate Center, 1011 McCormick Road, Baltimore, MD 21031 (or such other address as
Lender shall notify Borrower and Manager in writing). All such notices, certificates, demands and other communications shall be effective when received or refused at the address to which it is required to be sent.

     SECTION 9.9 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of Lender and its successors and assigns and shall be binding upon Borrower, Manager and their respective permitted successors and assigns.

     SECTION 9.10 SEVERABILITY OF PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall be, as to such jurisdiction, ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

               SECTION 9.11 HEADINGS, ETC. The headings and captions of various Sections of this Agreement have been inserted for convenience only and are not to be construed as defining, modifying, limiting or amplifying, in any way, the scope or intent of the provisions hereof.

     SECTION 9.12 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the substantive laws of the State.

               SECTION 9.13 NO JOINT VENTURE. Neither Borrower nor Manager is and shall be deemed to be a joint venturer, partner, tenant in common or joint tenant with Lender for any purpose. Lender shall not be deemed to be in privity of contract with the General Contractor, the Architect, the Engineer, if any, any Trade Contractor or any other Person providing services with respect to the site development or the Land or the construction of the Improvements unless and until, and except to the extent that, Lender shall affirmatively act to establish any such privity pursuant to Section 8.3 or 8.4, or in the exercise of Lender's remedies pursuant to the Mortgage or the Assignment of Agreements.

               SECTION 9.14         ASSIGNMENT BY LENDER.

               (a) ASSIGNMENT. Lender shall have the right, without the consent of Borrower or Manager, to assign, transfer, sell, negotiate, pledge, grant participations in or otherwise hypothecate its rights in and to the Loan, this Agreement, the Note, the Mortgage and the other Loan Documents, to any other party (an "ASSIGNEE"), provided, however, that no such assignment shall
increase,   decrease  or  otherwise   affect  either   Borrower's  or  Manager's
obligations under this Agreement or the other Loan Documents. Any Assignee (including a pledgee) may exercise any of Lender's rights hereunder.

               (b) CO-LENDING/PARTICIPATION. Lender shall have the right to syndicate the Loan to other financial institutions through direct assignments of interests to co-lenders or through participations to participating lenders, either prior to the Closing Date or thereafter provided, however, that no such assignment or participation shall increase, decrease or otherwise affect
Borrower's or Manager's obligations under this Agreement or the other Loan Documents. In such event the following provisions shall apply:

                      (I) Those institutions who become co-lenders with Lender after the Closing Date will, by virtue of assignments of the Loan from Lender become "co-lenders" under the Loan Documents. Those institutions who become participants of Lender after the Closing Date will, by virtue of assignments of participation interests from Lender become
        "participating  lenders"  pursuant  to  the  terms  of  a  participation agreement with Lender. It is anticipated that Lender shall act as administrative agent for such co-lenders (and in such role will be referred to as "AGENT") or lead lender under such participation agreement (and in such role will be referred to as "LEAD LENDER") or Lender may assign the role of Agent or Lead Lender to another institutional lender. The contractual obligation of each such co-lender or participating lender to Borrower to fund such party's respective share or participation of the Loan shall be several and the failure of one co-lender or participating lender to fund its pro rata share of any Advance to Borrower shall in no event obligate any other co-lender or participating lender to increase its pro rata share of the Loan or it pro-rata participation of any individual Advance. Provided, however, if a co-lender or participating lender fails to meet its funding obligations because it becomes insolvent or is placed into receivership under any applicable federal or state laws, regulations or orders, Lender shall either (a) purchase back such co-lender's share of the Loan or such participating lender's Loan participation, in which case Lender shall make such delinquent Advance, or (b) Lender shall obtain a replacement co-lender or participating lender which shall be obligated to make such delinquent Advance. Provided, further, if the Agent or Lead Lender makes any Advance with respect to a Request for Advance, which is not funded by a co-lender or participating lender, and if such Agent or Lead Lender either fails to
        (1) make an additional Advance in the amount due from such non-performing co-lender or participating lender or (2) enforce the remedies against such non-performing co-lender or participating lender under the applicable co-lending or participation agreement; then to the extent Borrower and\or Manager funds the shortfall, Borrower and\or Manager shall be subrogated to the rights of the Agent or Lead Lender against the non-performing co-lender or participating lender.

                      (ii) If Lender enters into such co-lending arrangements, this Agreement shall be amended and restated to contain provisions governing the relationships between and among co-lenders, Agent, Borrower and Manager. If Lender enters into such participation arrangements, Lender will enter into a separate participation agreement with such participating lenders. Borrower and Manager agree to cooperate with Lender in connection with the syndication or participation of the Loan by, for example, assisting in the preparation of offering materials, allowing site visits and making documents and personnel available to prospective Assignees, co-lenders and participating lenders.

                      (iii) If required by any Assignee, co-lender or participating lender, Borrower and Manager shall enter into such tri-party, intercreditor (or similar) agreements, each in form and substance reasonably satisfactory to Lender. Lender and such Assignee, co-lender and participating lender, will diligently and in good faith use all commercially reasonable efforts to timely achieve the execution of such agreements.

                      (iv) If requested by Lender, any Assignee, co-lender, participating lender, Borrower and Manger agree to make such amendments to the Loan Documents as may be required to (A) divide the Loan into separate loans with different characteristics regarding interest rates, pay rates, priority of Lien in the Premises and the Collateral and similar matters or (B) divide the Loan into different tranches containing such differentiated attributes. Provided, however, that in no event shall Borrower or Manager be required to consent to any such amendments which change or adversely affect the overall financial terms of the Loan with respect to Borrower or Manager.

                      (v) Borrower and Manager recognize that, in connection with assignments and participations with respect to the Loan, any or all documentation, financial statements, appraisals and other data or copies thereof, relevant to Borrower, Manager, any Guarantor or the Loan may be exhibited to and retained by any participant or Assignee, co-lender, participating lender, or prospective participant or Assignee of such parties.

               (c) REMIC/FASIT SALES. Lender may in its discretion subsequent to the Substantial Completion of the Required Improvements, but prior to the Conversion Date, sell the Loan to a REMIC/FASIT or otherwise elect to treat such Loan as being included within a REMIC/FASIT. In connection with such sale or election, Borrower and Manager shall cooperate in all respects with Lender including providing such financial information to third parties, making such non-material changes to the Loan Documents and indemnifying Lender in connection therewith in accordance with provisions of Section 9.1 of the Loan Agreement. Provided, however, that in no event shall Borrower or Manager be required to consent to any such changes which adversely affect the overall financial terms of the Loan with respect to Borrower or Manager. For purposes of this Section 9.14, such REMIC/FASIT shall be considered to be a "Assignee".

               (d) AVAILABILITY OF RECORDS; FURTHER ASSURANCES. Borrower and Manager acknowledge and agree that Lender may provide to any Assignee, originals or copies of this Agreement, the Note, the Mortgage, any other Loan Documents and any other documents, instruments, certificates, opinions, insurance policies, letters of credit, reports, requisitions and other materials and information at any time submitted by or on behalf of Borrower, Manager, any Borrower Owner or Guarantor, or received by Lender in connection with the Loan. In order to facilitate transactions with Assignees, Borrower and Manager shall execute such further documents, instruments or agreements as Lender may reasonably require. In addition, Borrower and Manager agree to cooperate in all reasonable respects with Lender in the exercise of Lender's rights pursuant to this Section 9.14, including providing such information and documentation regarding Borrower, Manager, Borrower Owners and Guarantor and their businesses and finances as Lender or any potential Assignee may reasonably request and to meet with potential Assignees upon reasonable notice.

               (e) EXPENSES. Lender and Borrower shall be responsible for their respective expenses incurred in connection with any assignment under this
Section 9.14.

               SECTION 9.15 RETENTION OF SERVICER. Lender reserves the right to retain the Servicer to act as its agent hereunder with such powers as are specifically delegated to the Servicer by Lender, whether pursuant to the terms of this Agreement or otherwise, together with such other powers as are reasonably incidental thereto. Prior to the occurrence of an Event of Default, Borrower or Manager shall not be required to pay any fees or expenses incurred by the Servicer on behalf of Lender in connection with a prepayment of the Note, release of the Premises, assumption or modification of the Loan or enforcement of the Loan Documents other than the Servicing Fee.

     SECTION 9.16 CONSENT OF LENDER. Unless otherwise expressly stated to the contrary, any determination or judgment made or any consent, election, approval or waiver given, by Lender pursuant to this Agreement, the Initial Note, the Mortgage or any other Loan Document shall be made or given, as the case may be, in Lender's discretion.

     SECTION 9.17 JURY TRIAL WAIVER. EACH OF BORROWER, MANAGER, AND LENDER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, MANAGER AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER AND MANAGER.

               SECTION 9.18 INCORPORATION BY REFERENCE. Borrower and Manager agree that the Note, the Mortgage and the other Loan Documents shall be made subject to all the terms, covenants, conditions, obligations, stipulations and agreements contained in this Agreement to the same extent and effect as if fully set forth in and made a part of the Initial Note, the Mortgage and the other Loan Documents. If there is a conflict between the terms of this Agreement and the terms of the Loan Agreement, then the terms, covenants and conditions of the Loan Agreement shall control. If there is a conflict between the terms of this Agreement and any other Loan Documents, then the terms, covenants and conditions of this Agreement shall prevail. The information set forth on the cover, and recitals hereof and the Exhibits attached hereto are hereby incorporated herein as a part of this Agreement with the same effect as set forth in the body hereof.

               SECTION 9.19 COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     SECTION 9.20 PRODUCT OF JOINT DRAFTING. This Agreement is, and shall be deemed to be, the product of joint drafting by the parties hereto and shall not be construed against any of them as the drafter hereof.

               SECTION 9.21         INTENTIONALLY OMITTED.

               SECTION 9.22 SIGN. At the request of Lender, Borrower or Manager shall, subject to applicable ordinances pertaining to the Premises, and subject to the Approval of Borrower or Manager, not to be unreasonably withheld, conditioned or delayed, place a sign upon the Premises reciting, among other things, the source of rehabilitation or construction financing for the

     Premises, which sign shall be provided at the expense of Borrower or Manager and shall remain in place until the completion of construction.

               SECTION 9.23 SURVIVAL. The provisions of this Agreement shall survive the completion of the Required Improvements; provided, however, upon the occurrence of the Conversion Date all of the terms and provisions of this Agreement shall be of no further force and effect (except to the extent that certain definitions contained herein and incorporated by reference in any other Loan Documents continue to be operative in such other Loan Documents), this Agreement shall terminate and the Loan Agreement shall constitute and operate as the sole loan agreement governing the operation and administration of the Loan.

     SECTION 9.24 TIME OF THE ESSENCE. Time is of the essence with respect to each and every covenant, agreement and obligation of Borrower and Manager under this Agreement.

               SECTION 9.25 LENDER RELIANCE. Except as otherwise specifically provided in this Agreement, Lender in administering the Loan and the disbursement of the Advances under this Agreement and the other applicable Loan Documents, may rely exclusively upon, and deal exclusively with, Manager and shall have no obligation to confirm with Borrower the truth, accuracy or applicability of any instruction, representation or any other communication received from Manager, and Lender shall have no liability to Borrower for any action taken in such reliance.

               SECTION 9.26 LIMITATION OF LIABILITY. Notwithstanding any provision of this Agreement to the contrary, the liability of Borrower, the Manager, and their respective agents, employees, officers, directors, partners, etc. hereunder is limited pursuant to Section 10.1 of the Loan Agreement.

               SECTION 9.27 TERMINATION OF MANAGER'S OBLIGATIONS. Notwithstanding anything to the contrary contained herein or in any other Loan Documents, Manager's obligations to either Lender or Borrower under this Agreement or any other Loan Documents (except as otherwise expressly provided for herein or therein) shall terminate upon the termination of the Development Agreement, in which case Borrower shall succeed to all of Manager's rights, duties and obligations under this Agreement. Subject to Section 10.1 of the Loan Agreement, the foregoing obligations of Manager which have accrued but remain unsatisfied prior to the termination of the Development Agreement, shall remain in full force and effect and this Section shall not relieve Manager of such Obligations. Further, if Manager enters into a Synthetic Lease pursuant to
Section 10.33 of the Loan Agreement or exercises any of its rights under the Equity Option Agreement or the Property Option Agreement, then Manager's obligations shall not terminate but rather shall remain in full force and effect.

     SECTION 9.28 WAIVER OF "ONE ACTION" RULE; CROSS COLLATERALIZATIONS.

               (a) The Loan has been made by Lender pursuant to the Master Financing Facility Agreement. The Master Financing Facility Agreement contemplates that one (1) or more other loans (the "OTHER LOANS") made to Other Borrowers pursuant to the Master Financing Facility

Agreement will, at Lender's election, be cross collateralized and cross defaulted with the Loan and with each other, subject to Section (b) below. In such event, such Other Loans will be secured by the Property and the Collateral, and the Loan will be secured by the other properties and other collateral serving as primary security for such Other Loans (the "OTHER PROPERTIES"), subject to Section (b) below.

               (b) Borrower hereby agrees that (x) with respect to the obligations of any Other Borrower under any Other Loan made pursuant to the Master Financing Facility Agreement, such Other Borrower's obligations shall be cross-collateralized and cross-defaulted with the Loan until the earlier of (i) the date on which any such Other Loan or the Loan has been converted pursuant to the terms of the relevant Other Loan Agreement or this Agreement, as applicable, and transferred in a Securitization for loans which have stabilized of which the Loan or applicable Other Loans are not a part (i.e., the Loan and any Other Loans are indifferent Securitization Pools) and (ii) Lender's election to release the cross-default and the cross-collateralization and (y) the Loan shall be cross-defaulted and cross-collateralized with any Other Loan which is included in the same Securitization (as defined in this Agreement and in the relevant Other Loan Agreement) as the Loan. During the term of any cross-default and cross-collateralization and with respect to those Other Loans which are the subject of such cross-default and cross-collateralization, without limitation to any other right or remedy provided to Lender in this Agreement, the Loan Agreement, the Master Financing Facility Agreement, or any of the other Loan Documents, Borrower acknowledges and agrees that, to the full extent permitted under applicable law, upon the occurrence of an Event of Default (i) Lender shall have the right to pursue all of its rights and remedies in one proceeding, or separately and independently in separate proceedings which it, as Lender, in its discretion, shall determine form time to time, (ii) Lender is not required to either marshall assets, sell the Property or any Other Properties in any inverse order of alienation, or be subjected to any "one action" or "election of remedies" law or rule, (iii) the exercise by Lender of any remedies against any Property or Other Properties will not impede Lender from subsequently or simultaneously exercising remedies against any Property or Other Properties,
(iv) all Liens and other rights, remedies and privileges provided to Lender in this Agreement, the Master Financing Facility Agreement (except as earlier terminated pursuant to the terms thereof), and in the other Loan Documents (except as earlier terminated pursuant to the terms thereof) or otherwise shall remain in full force and effect until Lender has exhausted all of its remedies against the Property and all Other Properties has been foreclosed, sold and/or otherwise realized upon and (v) the Property and all the Other Properties under the Master Financing Facility Agreement shall be security for the performance of all of Borrower's Obligations.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

                          BORROWER:

                          AH Texas Owner Limited Partnership,
                           an Ohio limited partnership

                          By: AH Texas CGP, Inc., an Ohio corporation, its sole general partner


                                  By: __________________________________
                                        David B. Fenkell
                                                  President


                          MANAGER:

                          BLC of Texas-II, L.P.,
                          a Delaware limited partnership

                          By:   Brookdale Living Communities of Texas-II, Inc.,
                          a Delaware corporation, its general partner

                          By:  __________________________________
                                  Darryl W. Copeland, Jr.
                                  Vice President

                          LENDER:

                          NOMURA ASSET CAPITAL CORPORATION,
                          a Delaware corporation


                          By:
                          Stuart Simon
                          Director

                                    EXHIBIT A

                                      LAND

                                    EXHIBIT B

                                     BUDGET

                                    EXHIBIT C

                          [FORM OF REQUEST FOR ADVANCE]






                                                   ____________, 1998

Nomura Asset Capital Corporation
Two World Financial Center
Building B
New York, New York  10281
Attn: Sheryl McAfee

Re:     REQUEST FOR ADVANCE NO. ____
        Property Address:


Ladies and Gentlemen:

               This Request for Advance No. ____, in the amount of $________ of Hard Costs and the estimated amount of $ of Soft Costs, is made pursuant to the Building Loan Agreement dated as of ____________, 1998 (the "BLA") between the undersigned, as manager, borrower, and you, as lender. All capitalized terms used and not defined herein shall have the respective meanings given such terms in the BLA.

               A.     Manager hereby certifies to you as follows:

     1. Exhibit A hereto sets forth, with respect to each Line Item, the amount thereof incurred through and including the prior Request for Advance, the amount thereof paid with Equity Payments, the amount thereof paid from Loan proceeds, the amount of Retainage, if any, currently held by Lender in respect thereof and the amount of Retainage previously released by Lender for such Line Item.

     2. The following are Manger's estimates of Soft Costs for which this Request for Advance is made, to the extent such Soft Costs are owed to Lender or Lender's Construction Consultant:

                      Interest:                                  $
                      Draw Fee:                                  $
                      Servicing Fee:                             $
                      Lender's Construction Consultant's fee:    $
                      Lender's Counsel Fees:                     $
                      Title and Closing Costs                    $___________
                      Management\Development fee:                $___________


Manager acknowledges that Lender will determine the exact amount of such Soft Costs, and the amount of the Advance made pursuant to this Request for Advance
(i) will be made to  Borrower  or Manager  net of Soft Costs owing to Lender and
(ii) may be in an amount different from the amount requested herein, to the extent actual Soft Costs vary from Manager's estimates.

     3. Exhibit B hereto sets forth, by Line Item, the Hard Costs and other Soft Costs for which this Request for Advance is made, the amount of each such Cost to be paid from the requested Advance, the amount of each such Cost to be paid with Equity Payments, and the amount of Retainage, if any, the release of which is being requested.

     4. Enclosed herewith are true, complete and correct copies of all items required to be submitted under clauses (b) (c), (e), (f), (g), (h), (i), and (j) of Section 5.3 of the BLA.

     5. Enclosed herewith are copies of lien waivers covering all work paid for from the most recent Advance.

     6. Enclosed herewith is evidence of payment of the entire amount of the most recent Advance to the persons to whom such Advance was paid.

     7. Enclosed herewith is evidence that Manager has incurred all of the Soft Costs for which this Request for Advance is made, to the extent that such Soft Costs are not owed to Lender or Lender's Construction Consultant.

               B. Manager hereby represents and warrants to Lender that except as for the following items: ________, all of the conditions set forth in Article V of the BLA have been satisfied by Borrower as of the date hereof (other than the conditions set forth in Sections 5.3(d) and 5.3(l) of the BLA).

               C. Manager hereby represents and warrants that except for the following items __________, (i) there is not now existing and the making of the Advance requested hereby will not result in any Deficiency, (ii) the actual construction of the Improvements accomplished to date conforms to that contemplated by the Construction Schedule.


               D. Manager also requests that Lender disburse $__________ from the Deficiency Account to pay for the Hard Costs and Soft Costs set forth by Line Item on Exhibit C hereto.

               E. Manager also requests that Lender reallocate Cost Savings among the Line Items specified on Exhibit D hereto.

               Assuming that this Request for Advance and the enclosures meet with your approval, the following are the wire instructions for the requested
Advance:

ACCOUNT                                                   AMOUNT




     Should you require any further documentation or have any questions, please contact
-----------------------------.


                           Very truly yours,

                           BLC of Texas - II, L.P.,
                           a Delaware limited partnership

                           By:  Brookdale  Living  Communities of Texas - II,
Inc.,
                           a Delaware corporation, its general partner

                               By: ______________________________
                                    Darryl W. Copeland, Jr.
                                    Vice President
                           By:                                              ,




                             By:
                            Name:
                           Title:

                                    EXHIBIT D

                       ARCHITECT'S INITIAL CERTIFICATION,
                              CONSENT AND AGREEMENT
                            (Architect's Letterhead)


                                                          ___________, 199_


Nomura Asset Capital Corporation
Two World Financial Center, Building B
New York, New York 10281-1198
Attn: Sheryl McAfee

Premises:                              [Describe Premises]

Improvements:                          [Insert description of improvement]

Borrower:                              [Insert name of Borrower]

Manager:                               [Insert name of Manager]

Ladies and Gentlemen:

        The undersigned, an architect duly registered and licensed in the State of ________, (i) has been retained by Borrower Manager as Architect pursuant to an Architect's Agreement dated _______, 199_ with Borrower Manager (as the same may be amended or supplemented from time to time, as permitted hereby, the "ARCHITECT'S AGREEMENT") and (ii) has prepared for Borrower Manager final plans, the detailed working drawings, and specifications (and addenda), dated ________, 199_, and last redated and revised on _______, 199_, and identified as set forth on Schedule "A" annexed hereto (collectively the "PLANS") in connection with the proposed construction of the Improvements on the Premises.

        The undersigned has been advised by Borrower that Borrower has requested that Nomura Asset Capital Corporation (herein referred to, together with its successors and assigns, as "LENDER"), make a loan to the Borrower in a maximum principal amount of $__________ to fund a portion of the costs of constructing the Improvements (the "BUILDING LOAN"). A complete and accurate copy of the Architect's Agreement, with all amendments to date, is attached hereto.

        The undersigned has also been advised by Borrower that the Building Loan is to be made in accordance with the provisions of that certain building loan agreement between Borrower, Manager and Lender to be dated on or about _________, 199_ (the "BUILDING LOAN Agreement").

        Accordingly, at Borrower's Manager request and in order to assist Borrower Manager with providing information and representations to Lender which Lender may rely upon in order to make an informed decision with regard to making the Building Loan, the undersigned hereby states that:

        A. The Plans comply with and conform in all respects to the requirements of law, having been duly filed with and having been approved by [insert name of relevant state or local authorities], and all other governmental and municipal authorities whose approval is required, and further that the Plans are in full compliance with all requirements and restrictions pursuant to all applicable zoning, environmental, building, fire, health, and other governmental statutes, ordinances, rules and regulations, as well as the requirements of the appropriate board of fire underwriters or other such similar body acting for and in the locality in which the Premises is located;

        B. To extent obtainable at this stage of construction, all requisite building permits, licenses, and approvals have been obtained in connection with the construction of the Improvements and all such items shall be obtained prior to Substantial Completion;

        C. In the opinion of the undersigned, upon completion of the construction of the Improvements substantially in accordance with the Plans, all of the preconditions will have been met justifying the issuance of (i) a permanent certificate or certificates of occupancy for the Improvements and (ii) such other necessary approvals, certificates, permits and licenses that may be required from [insert names of relevant state and local authorities], the board of fire underwriters, or other similar body, or local or municipal fire, health, policy, buildings, housing, environmental, zoning and planning boards, agencies, authorities or departments and any such other governmental authorities having jurisdiction thereover;

        D. Upon completion of the construction of the Improvements substantially in accordance with the Plans, the Improvements will be in compliance with all zoning, environmental, and other applicable laws, statutes, ordinances, rules and regulations, restrictions, requirements and easements then in effect, and all existing building and other municipal or state violations filed or noted against the Premises or the Improvements will be corrected upon or before the completion of construction substantially in accordance with the Plans; and

        E. All necessary gas, electric, water and sewage and other utilities will be made available to the Improvements and the Premises upon completion of the Improvements.

        Additionally, at Borrower's Manager's request, the undersigned hereby consents to the assignment of the Architect's Agreement by the Borrower Manager to Lender in connection with the Building Loan (and to any further assignment by Lender). The undersigned acknowledges and agrees that it will not amend or modify or terminate or otherwise alter the Architect's Agreement without the prior written approval of Lender and that Lender may enforce the obligations of the Architect's Agreement with the same force and effect as if enforced by Borrower Manager.

        The undersigned warrants that (i) it has no notice of any prior assignment of the Architect's Agreement, (ii) the Architect's Agreement is a valid, enforceable agreement, (iii) neither party is in default of its obligations thereunder, and (iv) all covenants, conditions, and agreements have been performed as required therein, except those not due to be performed until after the date hereof.

        Additionally, in consideration of Lender's making of the Building Loan, the undersigned agrees that in the event of a default by Borrower or Manager under any of the documents now or hereafter executed and delivered in connection with the Building Loan (collectively the "LOAN DOCUMENTS"), the undersigned shall, at Lender's request, continue performance under the Architect's Agreement in accordance with the terms thereof, without regard to any modifications thereto not approved in writing by Lender, provided the undersigned is reimbursed in accordance with the Architect's Agreement for all services rendered to the Lender. Furthermore, in the event of any such default by Borrower or Manager under any of Loan Documents, the undersigned agrees to make available to Lender the "as-built" plans, if any, the detailed specifications and working drawings (and addenda) for work performed at that time. Herewith we are delivering a copy of our errors and omissions policy.

        The undersigned further agrees that if it at any time gives a notice of default to Borrower Manager under the Architect's Agreement, the undersigned shall provide a copy of such notice simultaneously to Lender.

        The undersigned further agrees that if at any time Lender shall become owner of the Premises, or otherwise required the use of the Plans, the Lender shall have the right to use the same, together with any and all changes, modifications, amendments, additions, enlargements, or extensions thereof, without any cost or expense and without any payment of any additional fees or charges to the undersigned.

Dated:  __________, 199_


                                   [ARCHITECT]


                                            By:    ____________________________
                                                   Name:
                                                   Title:

                                  Schedule "A"
                                 [to Exhibit D]

                       Schedule for Final Plans, Detailed
                       Specifications and Working Drawings
                                  (and Addenda)
                               -------------------------------

Drawing No.           Title                        Date & Revised Date
===============================================================================

EXHIBIT E - SUBSTITUTE WITH T:\DOCS\314730\82499\GENCONT.DOC

                                    EXHIBIT F

                         MANAGER'S CONSENT AND AGREEMENT

                                    EXHIBIT G

                        ENGINEER'S INITIAL CERTIFICATION,
                              CONSENT AND AGREEMENT
                             (Engineer's Letterhead)


                                                          ___________, 199_


Nomura Asset Capital Corporation
Two World Financial Center, Building B
New York, New York 10281-1198

Premises:                                [Describe Premises]

Improvements:                            [Insert more specific description of
                                         improvement]

Borrower:                                [Insert name of Borrower]

Manager:                                 [Insert name of Manager]

Ladies and Gentlemen:

        The undersigned, an engineer duly registered and licensed in the State of ________, (i) has been retained by Manager as Engineer pursuant to an Engineer's Agreement dated _______,
199_
with Borrower (as the same may be amended or supplemented from time to time, as permitted hereby, the "ENGINEER'S AGREEMENT") and (ii) has prepared for Manager final plans, the detailed working drawings, and specifications (and addenda), dated ________, 199_, and last redated and revised on _______, 199_, and identified as set forth on Schedule "A" annexed hereto (collectively the "PLANS") in connection with the proposed construction of the Improvements on the Premises.

        The undersigned has been advised by Manager that Borrower has requested that Nomura Asset Capital Corporation (herein referred to, together with its successors and assigns, as "LENDER"), make a loan to the Borrower in a maximum principal amount of $__________ to fund a portion of the costs of constructing the Improvements (the "BUILDING LOAN").

        The undersigned has also been advised by Manager that the Building Loan is to be made in accordance with the provisions of that certain building loan agreement between Borrower, Manager and Lender to be dated on or about _________, 199_ (the "BUILDING LOAN AGREEMENT").

        Accordingly, at Manager's request and in order to assist Manager with providing information and representations to Lender which Lender may rely upon in order to make an informed decision with regard to making the Building Loan, the undersigned hereby states that the Plans comply with and conform in all respects to the requirements of law, having been duly filed with and having been approved by [insert name of relevant state or local authorities], and all other governmental and municipal authorities whose approval is required, and further that the Plans are in full compliance with all requirements and restrictions pursuant to all applicable zoning, environmental, building, fire, health, and other governmental statutes, ordinances, rules and regulations, as well as the requirements of the appropriate board of fire underwriters or other such similar body acting for and in the locality in which the Premises is located.

        Additionally, at Manager's request, the undersigned hereby consents to the assignment of the Engineer's Agreement by the Manager to Lender in connection with the Building Loan (and to any further assignment by Lender). The undersigned acknowledges and agrees that it will not amend or modify or terminate or otherwise alter the Engineer's Agreement without the prior written approval of Lender and that Lender may enforce the obligations of the Engineer's Agreement with the same force and effect as if enforced by Manager.

        The undersigned warrants that (i) it has no notice of any prior assignment of the Engineer's Agreement, (ii) the Engineer's Agreement is a valid, enforceable agreement, (iii) neither party is in default of its obligations thereunder, and (iv) all covenants, conditions, and agreements have been performed as required therein, except those not due to be performed until after the date hereof.

        The undersigned further agrees that if it at any time gives a notice of default to Manager under the Engineer's Agreement, the undersigned shall provide a copy of such notice simultaneously to Lender.

        Additionally, in consideration of Lender's making of the Building Loan, the undersigned agrees that in the event of a default by Borrower or Manager under any of the documents now or hereafter executed and delivered in connection with the Building Loan (collectively the "LOAN DOCUMENTS"), the undersigned shall, at Lender's request, continue performance under the Engineer's Agreement in accordance with the terms thereof, without regard to any modifications thereto not approved in writing by Lender, provided the undersigned is paid in accordance with the Engineer's Agreement for all services rendered to the Lender. Furthermore, in the event of any such default by Borrower or Manager under any of Loan Documents, the undersigned agrees to make available to Lender the "as-built" plans, if any, the detailed specifications and working drawings (and addenda) for work performed at that time. Herewith we are delivering a copy of our errors and omissions policy.

        The undersigned further agrees that if at any time Lender shall become owner of the Premises, or otherwise required the use of the Plans, the Lender shall have the right to use the same, together with any and all changes, modifications, amendments, additions, enlargements, or extensions thereof, without any cost or expense and without any payment of any additional fees or charges to the undersigned.

Dated:  __________, 199_


                                   [ENGINEER]


                                            By:    ____________________________
                                                   Name:
                                                   Title:

                                  Schedule "A"
                                 [to Exhibit G]

                       Schedule for Final Plans, Detailed
                       Specifications and Working Drawings
                                  (and Addenda)
                               -------------------------------

Drawing No.           Title                        Date & Revised Date
================================================================================

                                    EXHIBIT H

                               MANAGER'S AFFIDAVIT

                        (to be furnished with each Request for Advance)


STATE OF ILLINOIS            )
                             :  ss.:
COUNTY OF COOK               )


               ____________________, being duly sworn, deposes and says:

               That affiant is the _________________ of Brookdale Living Communities of Texas -II, Inc., the general partner of BLC of Texas - II, L.P., a Delaware limited partnership (the "MANAGER"), has made due investigation as to matters hereinafter set forth, and does hereby certify the following to induce Nomura Asset Capital Corporation (together with its successors and assigns, the "LENDER") to make and advance the sum of ________________ Dollars ($_______) to the Manager and to AH Texas Owner Limited Partnership, an Ohio limited partnership (the "Borrower") pursuant to the terms of that certain Building Loan Agreement, dated as of June __, 1998, between the Lender, Borrower and Manager (the "BUILDING LOAN AGREEMENT"), and Request for Advance No. _____, dated
_______, 199_, which Request for Advance is being submitted to the Lender herewith:

     1. All representations and warranties contained in the Building Loan Agreement are true and correct in all material respects as of the date hereof.

           2. No Default (such term and other capitalized terms used but not otherwise defined herein having the respective meanings provided in Building Loan Agreement) or Event of Default exists, and no event or condition has occurred and is continuing or existing or would result from the Advance about to be made which, with the giving of notice or the passage of time, or both, would constitute a Default or Event of Default.

           3. Construction of the Required Improvements has been carried on with dispatch and has not been discontinued at any time for Unavoidable Delay or for reasons within the control of the Manager in excess of that allowed under the Building Loan Agreement except: _______________________, or in excess of that requiring a notice to the Lender under
Section 7.4
of the Building Loan Agreement; the Required Improvements have not been damaged by fire or other casualty, and no part of the Property has been taken by eminent domain and no proceedings or negotiations therefor are pending or threatened.

           4. Construction of the Required Improvements is progressing in such manner so as to assure the Substantial Completion thereof in accordance with Building Loan Agreement.

           5. All funds previously received from the Lender as Advances under Building Loan Agreement have been expended for the sole purpose of paying Hard Costs and Soft Costs (collectively, COSTS) previously certified to the Lender in Requests for Advance as Costs to be paid from Loan proceeds, and no part of said funds have been used, and the funds to be received pursuant to the Request for Advance submitted herewith shall not be used, for any other purpose. No item of Costs previously certified to the Lender in a Request for Advance remains unpaid as of the date of this Affidavit.

           6. All of the statements and information set forth in the Request for Advance being submitted to the Lender herewith are true and correct in every material respect as at the date hereof, and all Costs certified to the Lender in said Request for Advance accurately reflect the precise amounts (or estimated amounts, in the case of estimated Soft Costs) due. All of the funds to be received pursuant to said Request for Advance shall be used solely for the purpose of paying the items of cost specified therein to be paid therefrom or for reimbursing the Manager for such items previously paid by the Manager.

           7. Except as previously disclosed in writing to Lender, nothing has occurred subsequent to the date of the Building Loan Agreement which has or may result in the creation of any lien, charge or encumbrance upon the Property, or any part thereof, or anything affixed thereto or used in connection therewith, or which has or may substantially and adversely impair the ability of Borrower or the Manager to make when due all payments of principal and interest required under the Loan Documents or the ability of Borrower or the Manager to meet its obligations under the Building Loan Agreement.

           8. None of the labor, materials, overhead or other items of expense specified in the Request for Advance submitted herewith have previously been made the basis of any Request for Advance by the Manager which has been approved by Lender.

           9. All conditions, other than those exclusively within Lender's control, to the advance referred to above and to be made in accordance with the Request for Advance submitted herewith have been met in accordance with the terms of the Building Loan Agreement.

                      BLC of Texas-II, L.P.,
                      a Delaware limited partnership

                      By: Brookdale Living Communities of Texas - II, Inc., a Delaware corporation, its sole general partner


                              By:    ___________________________
                                     Darryl W. Copeland, Jr.
                                     Vice President

Sworn to before this ___ day of _______, 19__.


-------------------------
Notary Public

                                    EXHIBIT I

                          PENDING DISBURSEMENTS CLAUSE

        Pending disbursement of the full proceeds of the loan secured by the Deed of Trust this policy insures only to the extent of the amount actually disbursed, but increases as each disbursement is made in good faith and without knowledge of any defects in or objections to, the title up to the face amount of the policy. Nothing contained in this paragraph shall be construed as limiting any exception under Schedule "B", or any printed provision of this policy.

                                    EXHIBIT J

                            EXISTING TRADE CONTRACTS

                                    EXHIBIT K